UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790
                                   ---------

                 FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                 ----------------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period: 09/30/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                              SEPTEMBER 30, 2004
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     SEMIANNUAL REPORT AND SHAREHOLDER LETTER             TAX-FREE INCOME
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                                                 WANT TO RECEIVE
                                                 THIS DOCUMENT
                                                 FASTER VIA EMAIL?
              FRANKLIN CALIFORNIA
              TAX-FREE INCOME FUND               Eligible shareholders can
                                                 sign up for eDelivery at
                                                 franklintempleton.com.
                                                 See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                                   FRANKLIN TEMPLETON INVESTMENTS

                                   GAIN FROM OUR PERSPECTIVE

                                   Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE              Each of our portfolio management groups
                                   operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                   FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                   TEMPLETON. Founded in 1940, Templeton
                                   pioneered international investing and, in
                                   1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                   MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION               Because our management groups work
                                   independently and adhere to distinctly
                                   different investment approaches, Franklin,
                                   Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST          At Franklin Templeton Investments, we seek to
                                   consistently provide investors with
                                   exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

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Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Your Tax-Free Income Fund ...................................    4

SEMIANNUAL REPORT

Franklin California Tax-Free Income Fund ..................................    7

Performance Summary .......................................................   13

Your Fund's Expenses ......................................................   16

Financial Highlights and Statement of Investments .........................   18

Financial Statements ......................................................   50

Notes to Financial Statements .............................................   54

Shareholder Information ...................................................   61

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SHAREHOLDER LETTER

Dear Shareholder:

During the six-month period ended September 30, 2004, the U.S. economy grew, although somewhat slower than at the beginning of 2004. Growth was supported by low interest rates, benign inflation, improving economic data and positive corporate earnings reports.

U.S. bond markets surprisingly posted steady returns when many expected rates to rise and hurt bonds' performance. At the beginning of the period, the 10-year Treasury yield was 3.86%. During the six-month period, the 10-year Treasury yield hit a high of 4.89% as many analysts forecast higher long-term rates because of inflation fears and the Federal Reserve Board's (Fed's) "measured pace" of raising short-term rates. The Fed did raise the federal funds target rate a quarter percentage point (0.25%) in June, August and September. However, rising oil prices tempered expectations for strong growth and growth-driven inflation, and yields on the 10-year Treasury declined. At period-end the yield was 4.14%, a modest rise from the spring's low levels.

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1

We continue to believe that inflation still remains relatively tame and that there is little reason to fear the high inflation we experienced in the 1970s and 1980s. Because long-term interest rates are largely driven by the market's expectation of inflation, we believe there should be a relatively stable environment for long-term bonds over the next year. As the economy keeps improving, it is reasonable to expect prices for goods and services to rise. Although declining somewhat, productivity is strong by historical standards and there is a perceived slack in the economy that might allow it to grow without exerting large inflationary pressures.

At times of such volatility, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

In the enclosed semiannual report for Franklin California Tax-Free Income Fund, the portfolio manager discusses municipal bond market conditions, investment decisions and Fund performance during the period. You can also find specific performance data and financial information about your Fund. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

[SIDEBAR]

--------------------------------------------------------------------------------
STATEMENT ON CURRENT
INDUSTRY ISSUES
--------------------------------------------------------------------------------
In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------


2 | Not part of the semiannual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                           Not part of the semiannual report | 3

SPECIAL FEATURE

UNDERSTANDING YOUR TAX-FREE INCOME FUND--
WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did in summer 2004. On the other hand, if the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. Over the summer of 2003 and again in spring 2004, long-term interest rates rose from historic lows in response to indications of the beginning of an economic recovery.

[GRAPHIC OMITTED]

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


4 | Not part of the semiannual report

                                                               [GRAPHIC OMITTED]

Q. HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

                               [GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

      But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund investor, you also receive monthly tax-free income(1), which has historically been the largest component of total return for municipal bonds.(2) Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(1) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) Source: Lehman Brothers Municipal Bond Index, 9/30/04. Total return includes compounded income and capital appreciation over the 20-year period ending 9/30/04. Past performance does not guarantee future results.


                                           Not part of the semiannual report | 5

[GRAPHIC OMITTED]

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(1)

      Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

      We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

      Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it can help to reduce this risk.

Q. HOW DO STATE BUDGET DEFICITS AND CREDIT RATING DOWNGRADES AFFECT MY TAX-FREE INCOME FUND?

A. Many states have been facing budget challenges, as the recent economic slowdown has had an impact on virtually every tax-related revenue source. As finances for state governments have deteriorated, independent rating agencies have downgraded debt ratings or issued negative outlooks for some states' general obligation debt. Rating downgrades may lead to increased price volatility for certain fund holdings over the short term. However, over the long term, because of our income-focused strategy, lower-rated bonds may also present an attractive investment opportunity. Lower ratings on state debt can translate into higher yields paid to bondholders and potentially higher dividends to shareholders over time.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

        [LOGO](R)
FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS


6 | Not part of the semiannual report

SEMIANNUAL REPORT

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from federal and California state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/04**

                       AAA ......................................  51.3%
                       AA .......................................   3.3%
    [PIE CHART]        A ........................................  17.2%
                       BBB ......................................  18.9%
                       Below Investment Grade ...................   6.6%
                       Not Rated by S&P .........................   2.7%

--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                          INTERNAL
AAA or Aaa                           0.7%
BBB or Baa                           1.4%
Below Investment Grade               0.6%
-----------------------------------------
Total                                2.7%

This semiannual report for Franklin California Tax-Free Income Fund covers the six months ended September 30, 2004.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.

[SIDEBAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $7.32 on March 31, 2004, to $7.23 on September 30, 2004. The Fund's Class A shares paid dividends totaling 16.90 cents per share for the same period.(2) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.45% based on an annualization of September's 2.80 cent per share dividend and the maximum offering price of $7.55 on September 30, 2004. An investor in the 2004 maximum combined federal and California state income tax bracket of 41.05% would need to earn a distribution rate of 7.55% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

California's diverse, wealthy economy was in a trend of moderate economic recovery in private sector employment and personal income growth. The state's natural advantages of location on the Pacific Rim and proximity to population and industry centers, including high technology, trade and entertainment, continued to power the Golden State's economic progress, though technology-related industries and regions, namely Silicon Valley, have recovered more slowly than other sectors and regions since the recession. Public sector employment fell in the wake of recent budget cuts, but private sector employment grew at a moderate pace, as did the state's personal income levels, and overall income grew faster than the national average. California's unemployment rate was 5.9% in September 2004; though still above the 5.4% national average, it marked a three-year low as it fell below 6.0% for the first time since September 2001.(3)

The state ended fiscal year 2003 with an unreserved general fund deficit of $15.4 billion.(4) Since then, finances improved as state tax collections for fiscal

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's, "Research: Gov. Schwarzenegger's Proposed May Budget Revision Indicates Some Improvement in California Finances," RATINGSDIRECT, 5/19/04.


8 | Semiannual Report
year 2004 benefited from economic recovery. Based on actual receipts through April 2004, the state expected personal income tax and sales tax receipts to rise 10% and 5.2% for the year.(5) Additionally, Governor Arnold Schwarzenegger's revised fiscal year 2005 budget proposal released in May 2004 indicated some improvement in California's finances over prior years, with less reliance on one-time revenues and revised revenue assumptions.

The state averted an immediate liquidity crisis when voters approved $15 billion of deficit-financing bonds in March 2004.(4) These "Economic Recovery Bonds" allowed the state to revise its cash flow projections for 2004 and 2005, and for the time being eliminated the large deficit balances seen in the past two previous years. Given this position, plus improving economic and tax receipt trends, it appeared unlikely that any significant liquidity strain will reemerge for the state during 2005. However, the recent increase in California's long-term debt resulted in an above-average level of indebtedness relative to other states. Furthermore, California's net tax-supported debt has doubled since the end of fiscal year 2001 to $53 billion. However, at 4.5% of aggregate personal income, the debt burden -- tenth highest among the states -- is not currently a credit concern.(5)

In light of a now established recovery trend in the state's economy and tax revenues, as well as an improved budgetary and liquidity outlook, independent credit rating agencies Moody's Investors Service and Standard & Poor's (S&P) upgraded California's general obligation bond ratings and credit outlook:
Moody's to A3 from Baa1 with a positive outlook, and S&P to A from BBB with a stable outlook.(6) However, the state's ratings still remained well below the 50-state credit quality averages, due to significant ongoing fiscal challenges, plus administrative and legal factors that weaken its financial flexibility compared with other states.

MUNICIPAL BOND MARKET OVERVIEW

During the six months ended September 30, 2004, lack of new issue supply of long-term municipal bonds nationally was a prevalent theme in the municipal bond market. As municipal bonds trended with the general direction of long-term interest rates, municipal bond prices fell for the first half of the period and then rose for the remainder. Fewer new issues coupled with good demand

(5)   Source: Moody's Investors Service, "New Issue: California (State of),"
      9/3/04.

(6)   These do not indicate ratings of the Fund.


                                                           Semiannual Report | 9
allowed municipal bonds to post a positive return, as measured by the Lehman Brothers Municipal Bond Index's 1.43% return for the six-month period.(7)

Interest rates rose in the first half of the reporting period, as economic data indicated continuing U.S. economic recovery. Inflation remained low, labor market conditions improved, and the financial markets expected the Federal Reserve Board (Fed) to begin raising the federal funds target rate. Then on June 14, 2004, interest rates changed direction and generally fell through period-end largely in reaction to weaker-than-expected job creation reports, increased concerns over potential terrorist activity, higher oil prices and expanding budget deficits. The latter two were perceived as factors that could stifle growth. The long-awaited Fed rate increases, quarter-point hikes on June 30, August 10 and September 21, 2004, had little overall effect on the bond markets. According to Municipal Market Data, the yield for 30-year AAA bonds increased from 4.53% at the beginning of the period under review to 5.13% on June 14, 2004, and then fell to 4.68% at period-end.(8) Despite the rise and drop in yields, long-term interest rates remained near four-decade lows throughout the reporting period.

Even though open-end municipal bond funds overall experienced net outflows during the reporting period, demand for municipal bonds outpaced supply as investors sought to reinvest the relatively heavy bond call, maturity and coupon payments that occurred in June, July and August. Also, in spite of low supply, municipal bonds continued to offer attractive yields relative to taxable fixed income securities, which boosted demand from relative value investors that looked for opportunities in both the taxable and tax-exempt markets.

(7) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(8)   Source: Thomson Financial.

[SIDEBAR]

PORTFOLIO BREAKDOWN
Franklin California Tax-Free Income Fund
9/30/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Transportation                                                             21.0%
--------------------------------------------------------------------------------
Prerefunded                                                                16.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     13.1%
--------------------------------------------------------------------------------
General Obligation                                                         11.7%
--------------------------------------------------------------------------------
Utilities                                                                  11.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       10.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               7.0%
--------------------------------------------------------------------------------
Other Revenue                                                               3.8%
--------------------------------------------------------------------------------
Housing                                                                     2.3%
--------------------------------------------------------------------------------
Higher Education                                                            2.0%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


10 | Semiannual Report

Many states coped with financial challenges and budget deficits during the period under review, according to the Center on Budget and Policy Priorities, a nonpartisan organization that researches and analyzes a range of government policies and programs. In fiscal year 2004, which for most states began July 1, 2003, many states experienced some revenue growth, but revenues remained below pre-recession levels. Most states have a long way to go before correcting the budget imbalances of the past several years. However, in January 2004, Moody's Investors Service indicated it believed overall municipal credit quality would stabilize and possibly improve in 2004. Even with large budgetary swings, overall municipal debt credit quality remained high, which resulted in Moody's credit upgrades surpassing downgrades by 269 to 130 in the first half of 2004. One of the most notable upgrades was the state of California.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls, and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.


                                                          Semiannual Report | 11

DIVIDEND DISTRIBUTIONS*
Franklin California Tax-Free Income Fund
4/1/04-9/30/04

--------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                     -----------------------------------------------------------
MONTH                  CLASS A         CLASS B        CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
April                 2.85 cents      2.50 cents     2.51 cents      2.90 cents
--------------------------------------------------------------------------------
May                   2.85 cents      2.50 cents     2.51 cents      2.90 cents
--------------------------------------------------------------------------------
June                  2.80 cents      2.47 cents     2.47 cents      2.85 cents
--------------------------------------------------------------------------------
July                  2.80 cents      2.47 cents     2.47 cents      2.86 cents
--------------------------------------------------------------------------------
August                2.80 cents      2.47 cents     2.47 cents      2.85 cents
--------------------------------------------------------------------------------
September             2.80 cents      2.46 cents     2.46 cents      2.86 cents
--------------------------------------------------------------------------------
TOTAL                16.90 CENTS     14.87 CENTS    14.89 CENTS     17.22 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a steep yield curve, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income. The Fund was forced to cut its dividend during the reporting period, as declining interest rates combined with a high volume of bonds being called lowered the income earned.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

PERFORMANCE SUMMARY AS OF 9/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A                                        CHANGE      9/30/04      3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.09        $7.23        $7.32
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-9/30/04)
--------------------------------------------------------------------------------
Dividend Income                     $0.1690
--------------------------------------------------------------------------------
CLASS B                                        CHANGE      9/30/04      3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.09        $7.22        $7.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-9/30/04)
--------------------------------------------------------------------------------
Dividend Income                     $0.1487
--------------------------------------------------------------------------------
CLASS C                                        CHANGE      9/30/04      3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.09        $7.22        $7.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-9/30/04)
--------------------------------------------------------------------------------
Dividend Income                     $0.1489
--------------------------------------------------------------------------------
ADVISOR CLASS                                  CHANGE      9/30/04      3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.09        $7.22        $7.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-9/30/04)
--------------------------------------------------------------------------------
Dividend Income                     $0.1722
--------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +1.14%         +5.74%           +34.21%          +79.89%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              -3.09%         +1.22%            +5.14%           +5.59%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                            4.45%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)         7.55%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                    3.81%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                     6.46%
-----------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH         1-YEAR            5-YEAR     INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.86%         +5.14%           +30.33%          +26.88%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              -3.10%         +1.14%            +5.12%           +4.09%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                            4.09%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)         6.94%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                    3.41%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                     5.78%
-----------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH         1-YEAR            5-YEAR     INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.86%         +5.17%           +30.37%          +63.04%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              -0.13%         +4.17%            +5.45%           +5.33%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                            4.09%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)         6.94%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                    3.41%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                     5.78%
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS(6)                           6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +1.19%         +5.84%           +34.38%          +80.11%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              +1.19%         +5.84%            +6.09%           +6.06%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                            4.75%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)         8.06%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                    4.06%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                     6.89%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 9/30/04.

(4) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/04.

(6) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.06% and +4.79%.


                                                          Semiannual Report | 15

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                       BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                  VALUE 3/31/04      VALUE 9/30/04   PERIOD* 3/31/04-9/30/04
----------------------------------------------------------------------------------------------------
Actual                                      $1,000            $1,011.40              $2.92
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000            $1,022.10              $2.93
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------
Actual                                      $1,000            $1,008.60              $5.77
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000            $1,019.25              $5.81
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------
Actual                                      $1,000            $1,008.60              $5.77
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000            $1,019.25              $5.81
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------
Actual                                      $1,000            $1,011.90              $2.51
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000            $1,022.50              $2.53
----------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.58%; B: 1.15%; C: 1.15%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                              Annual Report | 17

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                      ----------------------------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED
                                      SEPTEMBER 30,
                                          2004                                     YEAR ENDED MARCH 31,
CLASS A                                (UNAUDITED)          2004            2003            2002           2001            2000
                                      ----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period   $      7.32       $      7.24    $      7.07     $      7.24     $      6.88    $      7.40
                                       ---------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........           .17               .35            .35             .37             .37            .38

 Net realized and unrealized
  gains (losses) ...................          (.09)              .07            .21            (.16)            .36           (.53)
                                       ---------------------------------------------------------------------------------------------
Total from investment operations ...           .08               .42            .56             .21             .73           (.15)
                                       ---------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............          (.17)             (.34)          (.36)           (.37)           (.37)          (.36)

 Net realized gains ................            --                --           (.03)           (.01)             --           (.01)
                                       ---------------------------------------------------------------------------------------------
Total distributions ................          (.17)             (.34)          (.39)           (.38)           (.37)          (.37)
                                       ---------------------------------------------------------------------------------------------
Redemption fees ....................            --(c)             --             --              --              --             --
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period .....   $      7.23       $      7.32    $      7.24     $      7.07     $      7.24    $      6.88
                                       =============================================================================================

Total return(b) ....................          1.14%             6.04%          8.05%           2.87%          10.98%         (1.97)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $12,232,550       $12,784,815    $13,376,339     $13,016,197     $13,279,037    $12,859,577

Ratio to average net assets:

 Expenses ..........................           .58%(d)           .58%           .57%            .57%            .57%           .57%

 Net investment income .............          4.79%(d)          4.80%          4.90%           5.08%           5.31%          5.40%

Portfolio turnover rate ............          6.91%            11.57%         11.92%          13.23%           5.83%         12.10%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                               -------------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED
                                               SEPTEMBER 30,
                                                   2004                                  YEAR ENDED MARCH 31,
CLASS B                                         (UNAUDITED)            2004         2003         2002         2001          2000
                                               -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......      $    7.31          $    7.23     $   7.07     $   7.24     $   6.87     $    7.39
                                                 -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .................            .15                .30          .31          .33          .33           .34

 Net realized and unrealized gains (losses)           (.09)               .08          .20         (.16)         .37          (.52)
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..........            .06                .38          .51          .17          .70          (.18)
                                                 -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................           (.15)              (.30)        (.32)        (.33)        (.33)         (.33)
 Net realized gains .......................             --                 --         (.03)        (.01)          --          (.01)
                                                 -----------------------------------------------------------------------------------
Total distributions .......................           (.15)              (.30)        (.35)        (.34)        (.33)         (.34)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...........................             --(c)              --           --           --           --            --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ............      $    7.22          $    7.31     $   7.23     $   7.07     $   7.24     $    6.87
                                                 ===================================================================================

Total return(b) ...........................            .86%              5.44%        7.46%        2.15%       10.51%        (2.51)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........      $ 365,774          $ 394,728     $402,085     $309,196     $193,428     $ 110,933

Ratio to average net assets:

 Expenses .................................           1.15%(d)           1.15%        1.14%        1.14%        1.14%         1.14%

 Net investment income ....................           4.22%(d)           4.23%        4.33%        4.51%        4.73%         4.87%

Portfolio turnover rate ...................           6.91%             11.57%       11.92%       13.23%        5.83%        12.10%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                  SEPTEMBER 30,
                                                      2004                               YEAR ENDED MARCH 31,
CLASS C                                            (UNAUDITED)         2004         2003         2002         2001         2000
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $    7.31       $    7.23    $    7.06    $    7.23    $    6.87    $    7.39
                                                    -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................           .15             .30          .31          .33          .33          .34

 Net realized and unrealized gains (losses) ...          (.09)            .08          .21         (.16)         .36         (.53)
                                                    -------------------------------------------------------------------------------
Total from investment operations ..............           .06             .38          .52          .17          .69         (.19)
                                                    -------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (.15)           (.30)        (.32)        (.33)        (.33)        (.32)

 Net realized gain ............................            --              --         (.03)        (.01)          --         (.01)
                                                    -------------------------------------------------------------------------------
Total distributions ...........................          (.15)           (.30)        (.35)        (.34)        (.33)        (.33)
                                                    -------------------------------------------------------------------------------
Redemption fees ...............................            --(c)           --           --           --           --           --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ................     $    7.22       $    7.31    $    7.23    $    7.06    $    7.23    $    6.87
                                                    ===============================================================================

Total return(b) ...............................           .86%           5.46%        7.46%        2.29%       10.38%       (2.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $ 489,984       $ 523,545    $ 538,460    $ 464,108    $ 393,652    $ 367,874

Ratio to average net assets:

 Expenses .....................................          1.15%(d)        1.15%        1.13%        1.14%        1.14%        1.14%

 Net investment income ........................          4.22%(d)        4.23%        4.34%        4.52%        4.74%        4.82%

Portfolio turnover rate .......................          6.91%          11.57%       11.92%       13.23%        5.83%       12.10%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                         -------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                         SEPTEMBER 30, 2004                   YEAR ENDED MARCH 31,
ADVISOR CLASS                                                (UNAUDITED)             2004              2003              2002(d)
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................      $     7.31           $     7.23        $     7.07        $     7.29
                                                             ---------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .............................             .17                  .35               .36               .19

 Net realized and unrealized gains (losses) ...........            (.09)                 .08               .19              (.24)
                                                             ---------------------------------------------------------------------
Total from investment operations ......................             .08                  .43               .55              (.05)
                                                             ---------------------------------------------------------------------
Less distributions from:

 Net investment income ................................            (.17)                (.35)             (.36)             (.16)

 Net realized gain ....................................              --                   --              (.03)             (.01)
                                                             ---------------------------------------------------------------------
Total distributions ...................................            (.17)                (.35)             (.39)             (.17)
                                                             ---------------------------------------------------------------------
Redemption fees .......................................              --(c)                --                --                --
                                                             ---------------------------------------------------------------------
Net asset value, end of period ........................      $     7.22           $     7.31        $     7.23        $     7.07
                                                             =====================================================================

Total return(b) .......................................            1.19%                6.13%             8.00%             (.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................      $   40,463           $   14,096        $   10,217        $    2,134

Ratio to average net assets:

 Expenses .............................................             .50%(e)              .50%              .49%            .49%e

 Net investment income ................................            4.87%(e)             4.88%             4.98%           5.25%e

Portfolio turnover rate ...............................            6.91%               11.57%            11.92%            13.23%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period October 1, 2001 (effective date) to March 31, 2002.

(e)   Annualized.


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.6%
    BONDS 82.4%
    ABAG Finance Authority for Nonprofit Corps. COP,
      6.75%, 8/01/20 ..............................................................................   $  3,785,000   $     3,964,144
      6.125%, 3/01/21 .............................................................................      4,245,000         4,549,197
      Butte Valley-Tulelake Rural Health, 6.65%, 10/01/22 .........................................        835,000           837,722
      Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 .......................................      6,000,000         6,108,420
      Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 .......................................     20,625,000        20,274,169
      Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 .......................      5,000,000         5,307,500
      Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ............................      5,000,000         5,306,400
      Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...............................      5,525,000         5,880,755
      Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 ......................      5,000,000         5,145,400
    ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments,
     Series A, 5.45%, 4/01/39 .....................................................................      5,500,000         5,548,565
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Association,
      Series A, 6.125%, 8/15/20 ...................................................................     23,525,000        25,161,869
      Series C, 5.375%, 3/01/21 ...................................................................      5,000,000         5,090,250
    ABAG Revenue,
      Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.125%, 9/01/21 ...............      4,760,000         4,871,194
      Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.20%, 9/01/27 ................      4,140,000         4,201,231
      Tax Allocation, RDA Pool, Series A4, FSA Insured, 5.875%, 12/15/25 ..........................      5,000,000         5,143,900
      Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ..........................      3,670,000         3,878,676
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A,
     FSA Insured, 5.30%, 10/01/21 .................................................................      5,450,000         5,924,204
    Alameda Corridor Transportation Authority Revenue, senior lien, Series A,
     MBIA Insured, 5.00%, 10/01/29 ................................................................     24,490,000        24,967,065
    Alameda County COP, Alameda County Medical Center Project, MBIA Insured,
      5.00%, 6/01/23 ..............................................................................     19,195,000        20,053,592
      5.30%, 6/01/26 ..............................................................................      7,000,000         7,054,530
      5.00%, 6/01/28 ..............................................................................      8,925,000         9,293,245
    Alvord USD, GO, Series A, FGIC Insured, 5.375%, 8/01/27 .......................................      6,100,000         6,395,301
    Anaheim PFA, Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00%,
      9/01/27 .....................................................................................      8,900,000         9,081,738
      3/01/37 .....................................................................................    100,000,000       101,471,000
    Anaheim PFAR, Distribution System, Second Lien, MBIA Insured, 5.00%,
      10/01/29 ....................................................................................      4,325,000         4,420,539
      10/01/34 ....................................................................................      5,500,000         5,603,950
    Anaheim UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/25 .......................................      3,900,000         4,027,140
    Antioch Area Public Facilities Financing Agency Special Tax, CFD No. 1989-1,
     MBIA Insured, 5.50%, 8/01/22 .................................................................      4,870,000         5,271,191
    Antioch PFA, Reassessment Revenue, sub. lien,
      Refunding, Series B, 5.50%, 9/02/08 .........................................................      1,155,000         1,219,206
      Refunding, Sub Series B, 5.60%, 9/02/09 .....................................................      1,215,000         1,286,539
      Series B, 5.30%, 9/02/06 ....................................................................      2,080,000         2,150,803
    Arcadia Hospital Revenue, Methodist Hospital of Southern California,
      6.50%, 11/15/12 .............................................................................      2,295,000         2,308,426
      6.625%, 11/15/22 ............................................................................      3,750,000         3,772,462
    Baldwin Park PFAR, Tax Allocation, Series A, 7.75%, 8/01/19 ...................................      5,265,000         5,314,280


22 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Belmont Redwood Shores School District, Series A, 5.50%, 9/01/22 ..............................   $  6,500,000   $     6,999,785
    Bonita USD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/27 ......................      5,100,000         5,247,237
    Brentwood 1915 Act, Infrastructure Financing, Reassessment, Series A,
     FSA Insured, 5.80%, 9/02/17 ..................................................................      5,110,000         5,652,682
    Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 ...........................        620,000           622,523
    Calexico USD, GO, Refunding, MBIA Insured, 5.25%, 8/01/33 .....................................      4,285,000         4,464,970
    California Counties Lease Financing Authority COP, CSAC Financing Corp.,
     Amador County Project, ETM, 7.70%, 10/01/09 ..................................................      1,890,000         2,149,988
    California County Tobacco Securitization Agency Revenue, Asset-Backed,
      Alameda County, 5.875%, 6/01/35 .............................................................      7,500,000         6,398,625
      Gold Country Funding Corp., 6.00%, 6/01/38 ..................................................     10,000,000         8,654,200
      Golden Gate, Series A, 6.00%, 6/01/43 .......................................................     10,000,000         8,611,800
      Kern County Corp., Series A, 6.125%, 6/01/43 ................................................     28,135,000        24,693,808
      Kern County Corp., Series B, 6.25%, 6/01/37 .................................................     19,460,000        17,479,361
      Merced Funding Corp., Series A, 5.875%, 6/01/43 .............................................     10,235,000         8,645,197
      Sonoma County Corp., Series A, 5.875%, 6/01/43 ..............................................     30,000,000        25,340,100
      Stanislaus Fund, Series A, 5.875%, 6/01/43 ..................................................      8,690,000         7,340,182
    California Educational Facilities Authority Revenue,
      Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 .........................     10,000,000        10,262,500
      Pooled College and University, Series B, 6.75%, 6/01/30 .....................................     11,495,000        12,478,627
      Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...................................     21,250,000        21,805,262
      Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ................................      2,980,000         3,147,565
    California Health Facilities Financing Authority Revenue,
      AIDS Health Care Foundation, Refunding, Series C, California Mortgage Insured,
       6.25%, 9/01/17 .............................................................................      1,750,000         1,756,037
      California Autism Foundation Inc., Series A, CHFCLP Insured, 6.25%, 11/01/20 ................      3,560,000         3,779,474
      Casa Colina, 6.125%, 4/01/32 ................................................................     10,300,000        10,767,826
      Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 ...............................     28,095,000        28,400,112
      Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 .................     12,500,000        13,990,375
      Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 .................      7,300,000         7,905,681
      Catholic Healthcare West, Series A, 5.00%, 7/01/28 ..........................................    140,630,000       134,958,392
      Catholic Healthcare West, Series A, MBIA Insured, 5.00%, 7/01/17 ............................      3,520,000         3,723,456
      Catholic Healthcare West, Series A, MBIA Insured, 5.125%, 7/01/24 ...........................      8,375,000         8,667,455
      Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/17 ..............      1,480,000         1,627,423
      Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/24 .............      3,125,000         3,446,656
      Catholic Healthcare West, Series A, Prerefunded, 5.00%, 7/01/18 .............................     11,905,000        13,177,287
      Catholic Healthcare West, Series G, 5.25%, 7/01/23 ..........................................      3,000,000         3,040,860
      Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 ........................      8,355,000         8,881,950
      Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 .........................     52,500,000        53,888,625
      Clinicas Del Camino, Series A, CHFCLP Insured, 6.55%, 5/01/25 ...............................      4,500,000         4,708,800
      County Program, Series B, 7.20%, 1/01/12 ....................................................      2,050,000         2,058,302
      El Proyecto, Series A, CHFCLP Insured, 5.50%, 12/01/22 ......................................      3,350,000         3,527,684
      Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/18 .................................      5,000,000         5,286,650
      Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/28 .................................     25,390,000        25,856,668
      Familiesfirst, Series A, California Mortgage Insured, 6.00%, 12/01/25 .......................     11,365,000        11,929,272
      Feedback Foundation Inc., Series A, CHFCLP Insured, 6.50%, 12/01/22 .........................      4,240,000         4,274,726


                                                          Semiannual Report | 23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California Health Facilities Financing Authority Revenue (cont.)
      Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ...................................   $ 71,050,000   $    70,213,031
      Insured Health Facility Help Group, Series A, California Mortgage Insured,
       6.10%, 8/01/25 .............................................................................     12,905,000        13,886,683
      Insured Health Facility-Valleycare, Series A, California Mortgage Insured, 5.25%, 5/01/22 ...      5,000,000         5,234,950
      Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ............................................     46,000,000        47,619,200
      Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/20 ....................................     32,295,000        34,315,698
      Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/24 ....................................    136,775,000       142,364,994
      Kaiser Permanente, Series B, 5.40%, 5/01/28 .................................................     80,000,000        82,816,000
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ...........................................      7,515,000         8,101,020
      Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ...........................................     38,260,000        40,653,546
      Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ...........................................     38,020,000        40,107,678
      Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%, 8/15/26 .....................      6,000,000         6,159,540
      Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 ...................      5,500,000         5,600,210
      Mills-Peninsula Health, Refunding, Series A, Connie Lee Insured, 5.75%, 1/15/15 .............     11,500,000        11,864,665
      Mills-Peninsula Health, Series B, Connie Lee Insured, 5.75%, 1/15/15 ........................      5,665,000         5,844,637
      Northern California Presbyterian, 5.40%, 7/01/28 ............................................      6,340,000         6,367,072
      Paradise Valley Estates, 5.125%, 1/01/22 ....................................................      6,610,000         6,854,438
      Paradise Valley Estates, 5.25%, 1/01/26 .....................................................      5,000,000         5,158,100
      Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 ..................      8,500,000         9,347,875
      Scripps Memorial Hospital, Series A, MBIA Insured, 6.375%, 10/01/22 .........................      9,725,000         9,942,451
      Small Facilities Loan, Health Facilities, Refunding, Series B,
       California Mortgage Insured, 7.50%, 4/01/22 ................................................      5,000,000         5,242,800
      Small Facilities Loan, Health Facilities, Series A, CHFCLP Insured, 6.75%, 3/01/20 ..........      1,005,000         1,008,718
      Southern California, Series A, CHFCLP Insured, 5.50%, 12/01/22 ..............................      3,070,000         3,232,833
      St. Francis Medical Center, Refunding, Series H, AMBAC Insured, 6.35%, 10/01/23 .............      7,000,000         7,395,360
      St. Paul's Episcopal Home, CHFCLP Insured, 6.50%, 9/01/14 ...................................      2,595,000         2,647,653
      Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ...........................      5,750,000         6,318,330
      Sutter Health, Series A, FSA Insured, 5.25%, 8/15/27 ........................................      5,300,000         5,441,245
      Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ........................................     61,000,000        61,581,940
      Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 ......................................     10,600,000        11,017,852
      Sutter Health Project, Series A, MBIA Insured, 5.35%, 8/15/28 ...............................      6,650,000         6,943,863
      The Episcopal Home, 5.30%, 2/01/32 ..........................................................     28,150,000        28,557,049
      The Help Group, California Mortgage Insured, 5.40%, 8/01/22 .................................      7,420,000         7,794,265
      UCSF-Stanford Health Care, Refunding, Series A, FSA Insured, 5.00%, 11/15/31 ................      5,750,000         5,809,972
      UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/31 .............................     26,920,000        27,200,776
      UCSF-Stanford Health Care, Refunding, Series B, AMBAC Insured, 5.00%, 11/15/28 ..............     25,000,000        25,526,250
      Valleycare Hospital Corp., Refunding, 5.50%, 5/01/20 ........................................     11,640,000        12,234,571
      Walden House, State Guaranteed, 6.85%, 3/01/22 ..............................................      3,225,000         3,237,094
    California HFA,
      Housing Revenue, Series E, MBIA Insured, 6.625%, 8/01/14 ....................................      4,365,000         4,475,740
      Housing Revenue, Series E, MBIA Insured, 6.75%, 8/01/26 .....................................     11,855,000        12,163,230
      Housing Revenue, Series F, MBIA Insured, 6.90%, 8/01/26 .....................................     11,345,000        11,618,755
      MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ............................................      5,000,000         5,179,450
      MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 ............................................     12,085,000        12,373,831
      Series B-1, Class 1, AMBAC Insured, 5.65%, 8/01/28 ..........................................      4,710,000         4,817,105
      SFM, Series C-2, Class 1, FHA Insured, 5.65%, 2/01/25 .......................................      1,820,000         1,869,213
      SFM Purchase, Refunding, Series A-2, FHA Insured, 6.45%, 8/01/25 ............................      1,080,000         1,095,800
      SFM Purchase, Series A-1, Class I, 6.05%, 8/01/26 ...........................................        985,000         1,012,738


24 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California Infrastructure and Economic Development Bank Revenue,
      Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 ..................   $  5,000,000   $     5,102,550
      Bay Area Toll Bridges, first lien, Series A, FGIC Insured, 5.00%, 7/01/29 ...................     50,985,000        52,177,539
      Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 ..................................     10,000,000        10,330,800
      Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 .................................     34,000,000        35,244,740
    California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured,
      5.15%, 10/01/04 .............................................................................          5,000             5,000
      5.25%, 10/01/05 .............................................................................          5,000             5,141
      6.25%, 10/01/25 .............................................................................        165,000           169,371
    California PCFA,
      PCR, Refunding, Pacific Gas and Electric, Series B, FGIC Insured, 3.50%, 12/01/23 ...........      5,000,000         5,117,200
      PCR, San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ...............................     32,535,000        33,031,159
      PCR, Southern California Edison Co., Refunding, 6.90%, 12/01/17 .............................      2,510,000         2,523,554
      PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ..............................     29,000,000        29,232,870
      PCR, Southern California Edison Co., Series B, MBIA Insured, 6.40%, 12/01/24 ................     12,120,000        12,217,324
      Revenue, Refunding, Pacific Gas and Electric, Series A, MBIA Insured, 5.35%, 12/01/16 .......     31,500,000        34,169,940
      Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ..........     17,205,000        17,369,996
    California Resources Efficiency Financing Authority COP, Capital Improvement Program,
     Refunding, AMBAC Insured,
      5.625%, 4/01/22 .............................................................................     10,365,000        11,268,102
      5.75%, 4/01/27 ..............................................................................      7,885,000         8,571,626
    California Special Districts Lease Financing Program COP, Series E,
      7.70%, 12/01/09 .............................................................................        205,000           206,829
      7.75%, 12/01/19 .............................................................................        305,000           307,846
    California State Department of Veteran Affairs Home Purchase Revenue,
      Refunding, Series A, 5.40%, 12/01/28 ........................................................      9,580,000         9,852,359
      Refunding, Series B, 5.50%, 12/01/18 ........................................................      2,500,000         2,573,175
      Series A, 5.20%, 12/01/27 ...................................................................     31,000,000        31,093,000
      Series B, 5.20%, 12/01/28 ...................................................................      5,975,000         5,991,013
    California State Department of Water Resources Central Valley Project Revenue,
     Water System, Refunding,
      Series Q, MBIA Insured, 5.375%, 12/01/27 ....................................................     58,000,000        60,267,800
      Series S, 5.00%, 12/01/29 ...................................................................     24,595,000        24,804,303
      Series U, 5.00%, 12/01/29 ...................................................................     12,000,000        12,124,080
      Series Y, FGIC Insured, 5.00%, 12/01/25 .....................................................     20,000,000        20,709,200
    California State Department of Water Resources Central Valley Project Water System Revenue,
     Series O, 5.00%, 12/01/22 ....................................................................      5,500,000         5,619,405
    California State Department of Water Resources Power Supply Revenue, Series A,
      5.25%, 5/01/20 ..............................................................................     50,000,000        53,738,500
      5.375%, 5/01/21 .............................................................................     22,000,000        23,688,280
      5.375%, 5/01/22 .............................................................................     34,020,000        36,416,369
    California State GO,
      5.00%, 2/01/22 ........................................................... ..................      7,000,000         7,301,560
      5.25%, 9/01/23 ..............................................................................     21,000,000        22,007,580
      5.25%, 10/01/23 .............................................................................      9,250,000         9,699,642
      6.00%, 5/01/24 ..............................................................................      2,565,000         2,622,789
      5.125%, 4/01/25 .............................................................................      5,000,000         5,192,200


                                                          Semiannual Report | 25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California State GO (cont.)
      5.00%, 2/01/27 ..............................................................................   $ 46,000,000   $    46,559,360
      5.00%, 2/01/29 ..............................................................................     13,000,000        13,126,100
      AMBAC Insured, 5.90%, 3/01/25 ...............................................................        210,000           215,666
      FGIC Insured, 6.00%, 8/01/19 ................................................................        905,000           935,480
      FGIC Insured, 5.625%, 10/01/26 ..............................................................     41,500,000        43,616,500
      FSA Insured, 5.50%, 4/01/19 .................................................................      2,995,000         3,059,662
      FSA Insured, 5.50%, 3/01/20 .................................................................      4,620,000         4,742,199
      FSA Insured, 5.50%, 9/01/29 .................................................................     30,000,000        31,983,600
      FSA Insured, Pre-refunded, 5.50%, 4/01/19 ...................................................      2,005,000         2,025,050
      MBIA Insured, 5.00%, 10/01/23 ...............................................................      5,000,000         5,143,650
      MBIA Insured, 6.00%, 8/01/24 ................................................................        990,000         1,023,343
      Refunding, 5.625%, 9/01/24 ..................................................................     10,650,000        11,142,882
      Refunding, 5.25%, 2/01/29 ...................................................................     54,000,000        55,684,500
      Refunding, 5.25%, 2/01/30 ...................................................................     30,000,000        30,897,900
      Refunding, 5.25%, 4/01/32 ...................................................................     10,000,000        10,292,900
      Refunding, AMBAC Insured, 5.00%, 4/01/23 ....................................................      6,250,000         6,503,187
      Refunding, MBIA Insured, 5.00%, 10/01/32 ....................................................      5,000,000         5,092,250
      Series BR, 5.30%, 12/01/29 ..................................................................     13,000,000        13,002,340
      Various Purpose, 5.125%, 4/01/24 ............................................................     10,000,000        10,435,900
      Various Purpose, 5.20%, 4/01/26 .............................................................     17,000,000        17,644,640
      Various Purpose, 5.25%, 12/01/26 ............................................................     12,915,000        13,511,415
      Various Purpose, 5.25%, 4/01/27 .............................................................      5,000,000         5,208,550
      Various Purpose, 5.25%, 4/01/29 .............................................................      5,580,000         5,795,444
      Various Purpose, 5.25%, 4/01/34 .............................................................     20,000,000        20,710,200
      Various Purpose, AMBAC Insured, 5.00%, 4/01/31 ..............................................     30,000,000        30,659,400
      Veterans Bonds, Series BH, 5.50%, 12/01/18 ..................................................     44,250,000        44,433,195
      Veterans Bonds, Series BH, 5.60%, 12/01/32 ..................................................     50,060,000        50,233,208
      Veterans Bonds, Series BH, FSA Insured, 5.50%, 12/01/24 .....................................     16,440,000        16,592,563
    California State Local Government Finance Authority Revenue, Marin Valley, Series A,
     FSA Insured, 5.85%, 10/01/27 .................................................................      6,735,000         7,407,153
    California State Public Works Board Lease Revenue,
      California Science Center, Series A, 5.25%, 10/01/22 ........................................      8,645,000         9,055,119
      California State University, Various Projects, Series A, 6.30%, 10/01/04 ....................      5,250,000         5,250,000
      Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.25%,
       1/01/21 ....................................................................................     17,405,000        17,900,520
      Department of Corrections, Series C, 5.00%, 6/01/24 .........................................     12,225,000        12,448,962
      Department of Corrections, Series C, 5.00%, 6/01/25 .........................................      4,810,000         4,891,000
      Department of Corrections, Series C, 5.25%, 6/01/28 .........................................     25,475,000        26,086,909
      Department of Justice Building, Series A, FSA Insured, 5.625%, 5/01/20 ......................      5,000,000         5,160,750
      Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 .............................     12,000,000        12,164,400
      Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 ............................     56,500,000        57,291,000
      Trustees California State University, Refunding, Series A, 5.00%, 10/01/19 ..................      7,500,000         7,818,225
      University of California, Various Projects, Refunding, Series A, 5.50%, 6/01/21 .............     14,000,000        14,211,260
      University of California, Various Projects, Refunding, Series A, 5.00%, 6/01/23 .............     23,175,000        23,282,764
      University of California, Various Projects, Series B, 5.50%, 6/01/19 ........................     13,000,000        13,195,780
      University of California, Various Projects, Series B, Pre-Refunded, 6.625%, 12/01/14 ........      7,415,000         7,625,734
      Various California Community Colleges, Refunding, Series A, 5.90%, 4/01/17 ..................      8,320,000         9,176,294


26 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    California State University at Channel Islands Financing Authority Revenue, East Campus
     Community, Series A, MBIA Insured, 5.00%, 9/01/31 ............................................   $ 11,000,000   $    11,290,070
    California State University Revenue, Systemwide, Series A, FSA Insured, 5.00%,
     11/01/29 .....................................................................................     10,000,000        10,252,000
    California Statewide CDA Revenue,
      5.50%, 1/01/28 ..............................................................................      3,615,000         3,760,287
      5.50%, 10/01/33 .............................................................................     45,465,000        47,085,373
      COP, CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured,
       Pre-Refunded, ETM, 5.75%, 10/01/25 .........................................................     24,545,000        28,439,064
      COP, CHFCLP Insured, ETM, 5.90%, 8/01/21 ....................................................      4,000,000         4,467,320
      COP, Familiesfirst Inc., CHFCLP Insured, Pre-Refunded, 7.25%, 12/01/22 ......................      5,120,000         5,269,658
      COP, Gemological Institute, Connie Lee Insured, 6.00%, 5/01/15 ..............................      5,365,000         5,557,711
      COP, Gemological Institute, Connie Lee Insured, 6.00%, 5/01/20 ..............................      3,775,000         3,910,598
      COP, Salk Institute, Connie Lee Insured, 6.20%, 7/01/24 .....................................      7,065,000         7,248,337
      COP, Southern California Development Corp., 6.10%, 12/01/15 .................................      2,255,000         2,398,689
      COP, Sutter Health Obligated Group, MBIA Insured, 5.50%, 8/15/22 ............................     25,520,000        26,649,005
      COP, Triad Health Care, CHFCLP Insured, Refunding, ETM, 6.25%, 8/01/06 ......................      1,040,000         1,095,994
      East Campus Apartments LLC, Series A, 5.50%, 8/01/22 ........................................     11,000,000        11,496,430
      Insured Health Facility, Jewish Home, 5.50%, 11/15/33 .......................................     20,400,000        21,122,976
      Kaiser Permanente, Series A, 5.50%, 11/01/32 ................................................     27,000,000        27,977,130
      Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 ...................     10,000,000        10,711,900
      Mission Community, California Mortgage Insured, 5.375%, 11/01/21 ............................      7,670,000         8,110,488
      Mission Community, California Mortgage Insured, 5.375%, 11/01/26 ............................      9,755,000        10,158,857
      Series B, 5.625%, 8/15/42 ...................................................................     51,000,000        52,813,050
      Stovehaven Apartments Project, Series A, 5.875%, 7/01/32 ....................................      4,945,000         5,215,640
    California Statewide CDA Water and Wastewater Revenue,
      Pooled Financing Program, Series B, FSA Insured, 5.65%, 10/01/26 ............................      5,000,000         5,468,500
      Pooled Financing Project, Series A, FSA Insured, 5.25%, 10/01/24 ............................      5,000,000         5,348,850
      Pooled Financing Project, Series A, FSA Insured, 5.00%, 10/01/29 ............................      3,000,000         3,078,300
    California Statewide CDA,
      COP, California Lutheran Homes, ETM, 5.75%, 11/15/15 ........................................      5,000,000         5,444,250
      COP, Catholic Healthcare West, 6.50%, 7/01/20 ...............................................      7,990,000         8,890,073
      COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .......................................     37,685,000        38,267,987
      COP, FSA Insured, 5.50%, 8/15/31 ............................................................      9,000,000         9,644,220
      COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ................................................     32,200,000        34,513,570
      COP, MBIA Insured, 5.00%, 4/01/18 ...........................................................      7,000,000         7,389,830
      COP, MBIA Insured, 5.125%, 4/01/23 ..........................................................      6,000,000         6,256,080
      COP, St. Joseph Health System, Refunding, 5.125%, 7/01/17 ...................................      5,000,000         5,144,600
      COP, St. Joseph Health System, Refunding, 5.25%, 7/01/21 ....................................     16,250,000        16,666,162
      COP, The Internext Group, 5.375%, 4/01/17 ...................................................     10,770,000        10,979,476
      COP, The Internext Group, 5.375%, 4/01/30 ...................................................     67,480,000        65,431,307
  (a) Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 ...............     61,325,000        23,440,868
      MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ........................      7,422,000         8,057,546
      MFHR, Series E, FNMA Insured, 6.40%, 6/01/28 ................................................      8,000,000         8,284,800
      Revenue, East Campus Apartments LLC, Series A, 5.625%, 8/01/34 ..............................     25,000,000        25,852,250
    California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 ...........................     12,325,000        12,607,735
    Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
     Refunding, AMBAC Insured, 5.00%, 9/01/36 .....................................................      7,800,000         7,909,824


                                                          Semiannual Report | 27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Camarillo COP, Capital Improvement Corp., ETM, 7.625%, 4/01/08 ................................   $  2,055,000   $     2,262,843
    Campbell Housing Facility Revenue, San Tomas Gardens Project, Series A, 6.625%,
     10/20/34 .....................................................................................      5,615,000         5,701,639
    Campbell RDA, Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
     10/01/33 .....................................................................................      5,000,000         5,218,600
    Camrosa Water District COP, Water System Improvement Projects, MBIA Insured, 6.00%,
     1/15/20 ......................................................................................      5,120,000         5,288,858
    Capistrano Bay Park and Recreation District COP, Special Lease Finance, Series Q, 6.35%,
     8/01/12 ......................................................................................      2,800,000         2,842,924
    Capistrano University School CFD Special Tax, Number 90-2 Talega,
      5.875%, 9/01/33 .............................................................................      5,820,000         5,840,428
      6.00%, 9/01/33 ..............................................................................      7,100,000         7,340,832
    Cathedral City PFAR, Tax Allocation, Redevelopment Projects, Refunding, Series A, MBIA
     Insured, 5.70%, 8/01/24 ......................................................................     11,210,000        11,787,763
    Centinela Valley UHSD, GO, Refunding, Series A, MBIA Insured, 5.50%, 8/01/33 ..................     15,630,000        17,565,150
    Central California Joint Powers Health Financing Authority COP, Community Hospitals of
     Central California,
      6.00%, 2/01/20 ..............................................................................      5,000,000         5,259,600
      5.625%, 2/01/21 .............................................................................      6,750,000         6,893,437
      6.00%, 2/01/30 ..............................................................................     34,960,000        35,640,322
      5.75%, 2/01/31 ..............................................................................     18,070,000        18,154,025
    Cerritos PFAR, Tax Allocation Redevelopment Project, Series A, AMBAC Insured, 5.00%,
     11/01/22 .....................................................................................      6,675,000         7,181,432
    Chaffey Community College District COP, Pre-Refunded, 7.40%, 11/01/14 .........................      5,000,000         5,122,150
    Chaffey UHSD, GO,
      Series B, FGIC Insured, 5.00%, 8/01/25 ......................................................      6,510,000         6,698,985
      Series C, FSA Insured, 5.00%, 5/01/27 .......................................................      6,980,000         7,160,782
    Chico RDAR, COP, Insured Health Facilities, Sierra Sunrise Lodge,
      6.80%, 2/01/11 ..............................................................................      3,395,000         3,408,105
      6.75%, 2/01/21 ..............................................................................      2,800,000         2,810,752
    Children's Trust Fund Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
      5.50%, 5/15/39 ..............................................................................      7,210,000         6,265,490
      5.625%, 5/15/43 .............................................................................     25,500,000        22,195,965
    Chula Vista COP, Cops Phase I, MBIA Insured, 5.00%, 3/01/34 ...................................     10,360,000        10,440,186
    Chula Vista IDR,
      Adjustment, San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21 .......................     14,000,000        14,586,600
      San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21 ....................................      8,500,000         8,904,260
    Claremont RDA, Tax Allocation, Consolidated Redevelopment Project, Refunding, 5.50%,
     8/01/23 ......................................................................................      4,950,000         5,214,676
    Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club,
      8.30%, 9/02/05 ..............................................................................         45,000            46,441
      8.35%, 9/02/06 ..............................................................................         35,000            36,500
      8.35%, 9/02/07 ..............................................................................         50,000            52,019
      8.375%, 9/02/08 .............................................................................         50,000            52,012
      8.375%, 9/02/09 .............................................................................         60,000            62,374
      8.40%, 9/02/10 ..............................................................................         10,000            10,395
    Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured, 5.00%, 8/01/27 ................      7,000,000         7,202,090
    Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 ...............................      1,555,000         1,581,917


28 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Commerce Joint Powers Financing Authority Lease Revenue, Community Center, Series A,
     6.25%, 10/01/22 ..............................................................................   $  4,000,000   $     4,243,560
    Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
     5.125%, 8/01/35 ..............................................................................      8,310,000         8,406,396
    Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%,
     7/01/10 ......................................................................................     21,390,000        22,289,663
    Compton COP, Civic Center and Capital Improvement, Refunding, Series A, 5.50%,
     9/01/15 ......................................................................................      5,000,000         5,263,200
    Compton CRDA, Tax Allocation, Series 1, FSA Insured, 6.75%, 8/01/13 ...........................      5,070,000         5,351,993
    Contra Costa Community College District GO, Election 2002, FGIC Insured, 5.00%,
     8/01/26 ......................................................................................     11,700,000        12,019,293
    Contra Costa County COP, Merrithew Memorial Hospital Project, Refunding, MBIA Insured,
     5.50%, 11/01/22 ..............................................................................     11,000,000        11,796,180
    Contra Costa Transportation Authority Revenue, Sales Tax, Series A,
      ETM, 6.875%, 3/01/07 ........................................................................     13,900,000        14,733,861
      FGIC Insured, ETM, 6.50%, 3/01/09 ...........................................................      1,000,000         1,132,840
    Corcoran Hospital District Revenue, Series A, 6.55%, 7/01/12 ..................................        885,000           888,611
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ..................     15,000,000        20,007,600
    Corona-Norco USD, Lease Revenue, Land Acquisition, Series A, FSA Insured, 6.00%,
     4/15/29 ......................................................................................     18,435,000        19,642,677
    Coronado CDA, Tax Allocation, Coronado Community Development Project, Refunding,
     MBIA Insured, 5.00%, 9/01/34 .................................................................      6,115,000         6,242,498
    CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 ..............      2,100,000         2,129,778
    Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 ...............................      6,365,000         6,556,014
    Culver City USD, GO, MBIA Insured, 5.75%, 8/01/36 .............................................      5,000,000         5,426,500
    Delano University High School District GO, Refunding, Series A, MBIA Insured, 5.15%,
     2/01/32 ......................................................................................      8,520,000         9,160,789
    Desert Hot Springs RDA, Tax Allocation, Redevelopment Project No. 2, Series A, 6.625%,
     9/01/20 ......................................................................................      1,120,000         1,132,130
    Desert Sands USD,
      COP, Capital Projects, FSA Insured, 6.45%, 3/01/20 ..........................................      6,200,000         6,452,774
      GO, Election of 2001, FSA Insured, 5.00%, 6/01/29 ...........................................     16,425,000        16,841,374
    Duarte COP,
      Refunding, Series A, 5.25%, 4/01/24 .........................................................      5,000,000         4,928,000
      Series A, 5.25%, 4/01/19 ....................................................................      5,000,000         5,051,950
      Series A, 5.25%, 4/01/31 ....................................................................     12,500,000        12,033,000
    Eastern Municipal Water District Water and Sewer Revenue COP, Series B, FGIC Insured,
     5.00%, 7/01/30 ...............................................................................     31,370,000        31,923,994
    El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%,
     10/01/22 .....................................................................................     10,285,000        10,689,612
    El Camino Hospital District Revenue, Refunding, Series A, ETM, 7.25%, 8/15/09 .................      6,820,000         7,773,163
    El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
     5.25%, 3/01/26 ...............................................................................      8,500,000         8,694,310
    El Dorado County Special Tax,
      CFD No. 1992, Series 1, 5.875%, 9/01/24 .....................................................      4,475,000         4,634,444
      CFD No. 1992-1, 6.25%, 9/01/29 ..............................................................     19,780,000        20,526,102
      CFD No. 1992-1, 6.00%, 9/01/31 ..............................................................      8,850,000         9,149,838
    El Rancho USD, GO, Election of 2003, Series A, FGIC Insured, 5.00%, 8/01/28 ...................      5,635,000         5,776,044


                                                          Semiannual Report | 29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Emeryville PFA Revenue, Shellmound Park Redevelopment and Housing Project, Series B,
     MBIA Insured, 5.00%, 9/01/28 .................................................................   $ 10,000,000   $    10,173,400
    Emeryville PFAR, Housing Increment Loan, 6.20%, 9/01/25 .......................................      3,115,000         3,241,002
    Escondido COP, Wastewater Project, Refunding, AMBAC Insured,
      5.70%, 9/01/26 ..............................................................................     13,465,000        14,392,738
      5.80%, 9/01/26 ..............................................................................        400,000           433,764
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
     MBIA Insured, 5.00%, 3/01/33 .................................................................      8,715,000         8,878,319
    Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
     5.50%, 10/01/27 ..............................................................................     12,500,000        12,811,625
    Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured, 5.80%,
     5/01/17 ......................................................................................      5,000,000         5,722,850
    Foothill/Eastern Corridor Agency Toll Road Revenue,
      Refunding, 5.75%, 1/15/40 ...................................................................    395,510,000       398,674,080
      senior lien, Series A, 5.00%, 1/01/35 .......................................................     15,955,000        14,652,753
      senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 .........................................     95,675,000       105,362,094
      senior lien, Series A, Pre-Refunded, 6.00%, 1/01/34 .........................................    123,695,000       134,869,606
    Fortuna and Susanville Cities COP, Series B, 7.375%, 9/01/17 ..................................      1,470,000         1,505,118
    Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue,
      5.50%, 6/01/33 ..............................................................................     15,000,000        15,552,600
      5.625%, 6/01/38 .............................................................................    138,000,000       143,989,200
      5.50%, 6/01/43 ..............................................................................     57,000,000        58,736,220
      Series 2003 A-1, 6.75%, 6/01/39 .............................................................      5,290,000         5,111,145
    Hartnell Community College District GO, Election of 2002, Series A, MBIA Insured, 5.00%,
     8/01/27 ......................................................................................      5,020,000         5,152,930
    Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, ETM, 8.00%,
     12/01/10 .....................................................................................      4,775,000         5,556,476
    Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24 .........      8,925,000         9,344,475
    Hesperia PFAR, Highway and Street Improvement, Series A, 6.10%, 10/01/10 ......................      1,600,000         1,648,000
    Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%,
      8/01/27 .....................................................................................      3,530,000         3,631,911
      8/01/29 .....................................................................................     11,000,000        11,282,590
    Industry COP, Refunding, 6.625%, 6/01/06 ......................................................      5,940,000         6,204,449
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
      Project, Series B, FSA Insured,
      ETM, 6.25%, 8/01/11 .........................................................................      5,000,000         5,643,600
      Pre-Refunded, 6.00%, 8/01/16 ................................................................      5,000,000         5,447,650
    Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
     5.25%, 11/01/19 ..............................................................................     10,550,000        10,830,630
    Irvine 1915 Act GO,
      AD No. 00-18-Group Four, 5.375%, 9/02/26 ....................................................      2,500,000         2,498,275
      AD No. 03-19-Group Two, 5.45%, 9/02/23 ......................................................      2,000,000         2,010,540
      AD No. 03-19-Group Two, 5.50%, 9/02/29 ......................................................      4,295,000         4,301,271
    Irwindale CRDA, Tax Allocation,
      Individual Development Project, Pre-Refunded, 6.60%, 8/01/18 ................................      1,630,000         1,723,513
      Individual Development Project, Pre-Refunded, 6.625%, 8/01/26 ...............................      9,100,000         9,713,795
      senior lien, Refunding, FSA Insured, 5.75%, 8/01/26 .........................................     10,220,000        11,075,005
    John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/23 ...................      1,760,000         1,806,288


30 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Kaweah Delta Health Care District GO, Election of 2003, MBIA Insured, 5.00%,
     8/01/34 ......................................................................................   $ 16,500,000   $    16,742,055
    Kern County Board of Education COP, Refunding, Series A, MBIA Insured, 5.20%,
     5/01/28 ......................................................................................      8,685,000         9,046,557
    Kern County Housing Authority SFMR, Series A, GNMA Secured,
      7.55%, 12/01/07 .............................................................................         10,000            10,039
      7.65%, 12/01/12 .............................................................................         15,000            15,104
      7.70%, 12/01/23 .............................................................................         70,000            70,612
    Kern High School District GO, Election of 1990, Series E, FGIC Insured, 5.125%,
     8/01/33 ......................................................................................      5,275,000         5,457,779
    La Mirada RDA, Tax Allocation, Housing, Refunding, Series A, FSA Insured, 5.875%,
     8/15/25 ......................................................................................      7,100,000         7,509,883
    La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 .................................................        480,000           495,494
    La Palma Community Development Commission Tax Allocation, La Palma Community
     Development Project No. 1, 6.10%, 6/01/22 ....................................................      2,355,000         2,388,347
    La Quinta RDA Tax Allocation Revenue, Redevelopment Project Area No. 1, AMBAC Insured,
     5.125%, 9/01/32 ..............................................................................     10,825,000        11,159,601
    Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ...................................      5,375,000         5,362,799
    Lake Elsinore PFA, Tax Allocation Revenue,
      Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 .................      6,750,000         6,839,235
      Series A, 5.50%, 9/01/30 ....................................................................     15,550,000        15,712,964
    Lancaster RDA,
      RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 ....................................          5,000             7,941
      Tax Allocation, Combined Redevelopment Project Areas, Sheriff's Program, MBIA Insured,
       5.70%, 8/01/23 .............................................................................     13,140,000        13,457,988
    Lemon Grove CDA, Tax Allocation, 1998 Refunding, 5.75%, 8/01/28 ...............................      8,115,000         8,480,986
    Lemoore Financing Authority Lease Revenue, Water and Wastewater System Improvement
     Project, AMBAC Insured, 6.20%, 12/01/20 ......................................................      4,400,000         4,522,188
    Local Medical Facilities Financing Authority COP, Insured California Health Clinic Project,
     7.55%, 3/01/20 ...............................................................................      3,975,000         3,991,258
    Local Medical Facilities Financing Authority II COP, Insured California Health Clinic Project,
     7.55%, 11/01/20 ..............................................................................      2,010,000         2,019,105
    Local Medical Facilities Financing Authority III COP, Insured California Health Clinic Project,
     6.90%, 7/01/22 ...............................................................................      2,590,000         2,601,007
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Refunding, Series A,
     AMBAC Insured, 6.55%, 12/01/18 ...............................................................     11,095,000        11,176,437
    Long Beach Bond Finance Authority Lease Revenue, Aquarium of The South Pacific,
     Refunding, AMBAC Insured, 5.00%, 11/01/26 ....................................................     20,000,000        20,560,800
    Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
     Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ...........................................     14,935,000        15,299,563
    Long Beach Harbor Revenue, MBIA Insured,
      5.375%, 5/15/20 .............................................................................     12,000,000        12,415,560
      5.25%, 5/15/25 ..............................................................................     10,500,000        10,730,370
    Long Beach HMR, Series A, 9.60%, 11/01/14 .....................................................        230,000           232,774
    Los Angeles Community College District GO, Series A, MBIA Insured, 5.00%, 6/01/26 .............     69,275,000        70,959,075
    Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
      8/01/24 .....................................................................................      4,000,000         4,361,600
      8/01/31 .....................................................................................      5,000,000         5,389,800


                                                          Semiannual Report | 31

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Los Angeles County COP,
      Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%, 11/01/33 ........................   $  8,000,000   $     8,311,120
      Insured Health Clinic Program, Refunding, Series F, California Mortgage Insured, 5.875%,
       1/01/21 ....................................................................................      7,520,000         7,969,546
      Marina del Rey, Series A, 6.50%, 7/01/08 ....................................................     17,820,000        18,071,262
      Series 1992, 6.625%, 7/01/22 ................................................................      1,000,000         1,004,120
    Los Angeles County Infrastructure and Economic Development Bank Revenue, County
     Department Public Social Services, AMBAC Insured, 5.00%, 9/01/35 .............................      7,765,000         7,941,265
    Los Angeles County MTA, Sales Tax Revenue, Proposition A,
      First Tier, Refunding, Senior Series A, AMBAC Insured, 5.00%, 7/01/26 .......................     13,000,000        13,304,850
      First Tier, Refunding, Senior Series A, MBIA Insured, 5.25%, 7/01/27 ........................      7,840,000         8,086,019
      Refunding, Senior Series A, FSA Insured, 5.00%, 7/01/24 .....................................      5,000,000         5,168,100
      Second Tier, MBIA Insured, Pre-Refunded, 6.00%, 7/01/26 .....................................      9,200,000         9,973,996
    Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Facilities
     Project, Series B, AMBAC Insured, 5.125%, 12/01/29 ...........................................     26,905,000        27,674,752
    Los Angeles County Transportation Commission Lease Revenue, FSA Insured, 7.375%,
     12/15/06 .....................................................................................      5,529,000         5,564,330
    Los Angeles CRDA,
      Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B, 6.625%,
      9/01/14 .....................................................................................        925,000           928,358
      MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 ............................      5,610,000         5,663,295
      Tax Allocation, Series G, ETM, 6.75%, 7/01/10 ...............................................      8,060,000         8,156,075
    Los Angeles Department of Airports Revenue, Ontario International Airport, Series A, FGIC
     Insured, 6.00%, 5/15/26 ......................................................................     10,000,000        10,558,500
    Los Angeles Harbor Department Revenue,
      Refunding, Series A, AMBAC Insured, 5.00%, 8/01/25 ..........................................     15,000,000        15,435,450
      Series B, 6.125%, 8/01/18 ...................................................................     24,810,000        26,578,457
      Series B, 6.20%, 8/01/22 ....................................................................     59,835,000        64,156,882
      Series B, 5.375%, 11/01/23 ..................................................................      7,460,000         7,670,447
      Series B, MBIA Insured, 6.20%, 8/01/25 ......................................................     35,690,000        38,261,464
    Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 .....................      3,800,000         3,842,826
    Los Angeles USD,
      COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 ..............     28,210,000        28,709,035
      GO, Series A, MBIA Insured, 5.00%, 1/01/28 ..................................................    170,250,000       174,477,307
      Series B, FGIC Insured, 5.00%, 7/01/23 ......................................................      5,000,000         5,206,000
    Los Angeles Wastewater System Revenue,
      Refunding, Series A, FGIC Insured, 5.00%, 6/01/32 ...........................................      6,000,000         6,110,400
      Refunding, Series A, FSA Insured, 5.00%, 6/01/32 ............................................     17,500,000        17,856,300
      Series A, FGIC Insured, 5.00%, 6/01/28 ......................................................      8,245,000         8,427,709
      Series A, FSA Insured, 4.875%, 6/01/29 ......................................................     34,335,000        34,465,130
    Los Angeles Water and Power Revenue, Power System,
      Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 ...........................................      2,000,000         2,065,380
      Series A, 5.25%, 7/01/24 ....................................................................      5,000,000         5,135,000
      Series B, FSA Insured, 5.00%, 7/01/28 .......................................................     10,575,000        10,835,991
    Los Angeles Water and Power Revenue,
      Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 .........................................      7,000,000         7,078,540
      Series A Sub Series A-2, MBIA Insured, 5.00%, 7/01/23 .......................................      6,550,000         6,856,343


32 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Lynwood PFA, Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
     9/01/28 ......................................................................................   $  6,470,000   $     7,234,236
    M-S-R Public Power Agency San Juan Project Revenue, Series E, MBIA Insured, 6.00%,
     7/01/22 ......................................................................................      6,330,000         6,402,099
    Madera County COP, Valley Children's Hospital, MBIA Insured,
      5.00%, 3/15/23 ..............................................................................      8,500,000         8,775,570
      5.75%, 3/15/28 ..............................................................................     27,500,000        28,473,500
    Madera USD, COP, 6.50%, 12/01/07 ..............................................................      1,030,000         1,037,148
    Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ............      2,060,000         1,988,951
    Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33 ...............................      5,575,000         5,645,970
    Manteca Financing Authority Sewer Revenue, Series A, MBIA Insured, 5.00%, 12/01/33 ............      4,940,000         5,045,222
    Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC Insured,
     5.00%, 1/01/22 ...............................................................................      5,000,000         5,259,300
    Metropolitan Water District Southern California Waterworks Revenue,
      Series A, 5.00%, 7/01/26 ....................................................................     10,720,000        10,976,958
      Series A, Pre-Refunded, 5.00%, 7/01/26 ......................................................     38,605,000        42,375,550
      Series B1, FGIC Insured, 5.00%, 10/01/33 ....................................................      5,000,000         5,105,250
      Series C, 5.00%, 7/01/37 ....................................................................     26,780,000        26,986,474
    Milpitas RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
      5.40%, 1/15/17 ..............................................................................     12,155,000        13,912,613
      5.50%, 1/15/24 ..............................................................................     11,790,000        13,388,724
    Milpitas USD, FGIC Insured, 5.875%, 9/01/24 ...................................................     11,970,000        13,420,165
    Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
     7/01/22 ......................................................................................      4,475,000         4,490,662
    Modesto PFA Lease Revenue, Capital Improvements and Refinancing Project, AMBAC Insured,
     5.125%, 9/01/33 ..............................................................................      5,535,000         5,678,190
    Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
     9/01/37 ......................................................................................      4,315,000         4,463,350
    Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured, 5.55%,
     9/01/22 ......................................................................................     10,005,000        10,948,972
    Monterey County COP, Natividad Medical Center Improvement Project, Series C,
     MBIA Insured, Pre-Refunded,
      6.50%, 8/01/15 ..............................................................................      3,500,000         3,713,920
      6.60%, 8/01/23 ..............................................................................     13,250,000        14,070,705
    Moreno Valley Special Tax, Towngate Community Facilities 87-1, Refunding, Series A,
     FSA Insured, 5.875%, 12/01/15 ................................................................      5,830,000         5,871,451
    Moreno Valley USD, COP, Refunding, FSA Insured,
      5.60%, 3/01/17 ..............................................................................      5,000,000         5,183,150
      5.70%, 3/01/27 ..............................................................................     15,000,000        15,527,700
    Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ........................................      8,600,000         8,998,094
    Murrieta Valley USD, PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 .........      6,975,000         7,078,160
    Napa Housing Facility Revenue, Napa Park Apartments, Series A, GNMA Secured, 6.35%,
     6/20/35 ......................................................................................      6,125,000         6,303,911
    Napa Mortgage Revenue, Creekside II Apartments Project, Refunding, Series A, MBIA Insured,
     6.625%, 7/01/25 ..............................................................................      2,000,000         2,024,980
    Needles PFAR, Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 .................      1,580,000         1,586,620
    Nevada Power Authority Revenue, Bowman Hydroelectric Project, Refunding, 7.50%,
     5/01/13 ......................................................................................      1,670,000         1,705,604


                                                          Semiannual Report | 33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Norco RDA, Tax Allocation, Area No. 1, Refunding, MBIA Insured, 5.125%, 3/01/30 ...............   $  8,515,000   $     8,727,875
    North City West School Facilities Financing Authority Special Tax, CFD No. 1, Series C,
     AMBAC Insured, 5.30%,
      9/01/22 .....................................................................................     10,000,000        10,685,200
      9/01/27 .....................................................................................      9,900,000        10,403,415
    Northern California Power Agency Multiple Capital Facilities Revenue, Refunding, Series A,
     AMBAC Insured, 5.00%, 8/01/25 ................................................................     19,250,000        19,820,185
    Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
     Series A, MBIA Insured,
      5.125%, 7/01/23 .............................................................................      7,420,000         7,752,342
      5.00%, 7/01/28 ..............................................................................     15,975,000        16,292,902
      5.20%, 7/01/32 ..............................................................................     43,675,000        45,296,653
    Oakland Joint Powers Financing Authority Lease Revenue, Oakland Administration Buildings,
     AMBAC Insured, Pre-Refunded, 5.75%, 8/01/26 ..................................................     24,895,000        27,178,618
    Oakland Revenue, 1800 Harrison Foundation,
      Series A, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 .......................................     13,825,000        15,973,405
      Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 .......................................     13,470,000        15,563,238
    Oceanside Building Authority Revenue, Refunding, 7.75%, 11/01/04 ..............................        830,000           832,946
    Oceanside COP, Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%,
     8/01/15 ......................................................................................      5,000,000         5,277,200
    Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
      8/01/29 .....................................................................................      5,755,000         5,902,846
      8/01/33 .....................................................................................      5,590,000         5,715,943
    Olivenhain Municipal Water District 1915 Act, AD No. 96-1, MBIA Insured, 5.45%,
     9/02/27 ......................................................................................     10,975,000        11,334,212
    Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 .......................      5,000,000         5,490,300
    Orange County CFD Special Tax, Number 03 1, Ladera Ranch, Series A,
      5.50%, 8/15/24 ..............................................................................      1,100,000         1,114,542
      5.60%, 8/15/28 ..............................................................................      3,250,000         3,301,935
      5.625%, 8/15/34 .............................................................................      5,000,000         5,081,550
    Orange County Recovery COP, Series A, MBIA Insured, 5.80%, 7/01/16 ............................     10,380,000        11,326,345
    Orange County Recovery, Refunding, Series A, MBIA Insured, 5.75%, 6/01/15 .....................     79,010,000        82,798,529
    Orange County Water District COP, Series B, MBIA Insured, 5.00%, 8/15/28 ......................     12,950,000        13,275,433
    Orange County Water District Revenue, COP, Series B, MBIA Insured, 5.00%, 8/15/34 .............     13,575,000        13,856,681
    Oxnard Harbor District Revenue, 5.60%, 8/01/19 ................................................     10,820,000        11,145,682
    Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
     6.625%, 8/01/26 ..............................................................................      5,020,000         5,549,309
    Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1,
      Refunding, MBIA Insured, 5.625%, 4/01/23 ....................................................     13,000,000        14,086,670
      Series A, MBIA Insured, Pre-Refunded, 5.95%, 4/01/24 ........................................     15,075,000        15,717,346
    Palm Springs COP, Multiple Capital Facilities Project, Refunding, AMBAC Insured, 5.75%,
     4/01/27 ......................................................................................     11,570,000        12,606,788
    Palmdale CRDA, Tax Allocation,
      Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 .......................      6,980,000         7,100,963
      Series A, MBIA Insured, 5.75%, 9/01/27 ......................................................     10,435,000        11,424,968
    Palomar Community College District COP, Building Acquisition Project, Connie Lee Insured,
     Pre-Refunded, 6.75%, 10/01/19 ................................................................      4,210,000         4,294,200
    Pasadena COP, Art Center College of Design, Connie Lee Insured, 6.50%, 12/01/19 ...............      8,250,000         8,482,897


34 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Peralta Community College District GO, Election of 2000, Series C, MBIA Insured, 5.00%,
     8/01/34 ......................................................................................   $  6,920,000   $     7,048,643
    Peralta Community College GO, Election of 2000, Series C, MBIA Insured, 5.00%,
     8/01/31 ......................................................................................      4,105,000         4,200,729
    Perris PFAR,
      Special Tax, Series A, ETM, 7.60%, 9/01/05 ..................................................         80,000            81,821
      Tax Allocation, Series A, 5.75%, 10/01/31 ...................................................      5,000,000         5,231,950
    Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 ..............................................      5,395,000         5,457,258
    Petaluma Community Development Commission MFR, Park Lane Apartments, Series A,
     6.875%, 11/20/34 .............................................................................      4,780,000         4,882,005
    Pittsburg PFA, Water Revenue, MBIA Insured, 5.50%, 6/01/27 ....................................      2,980,000         3,177,812
    Placer Hills Union Elementary School District COP, Convertible Capital Appreciation, Series B,
     7.125%, 3/01/19 ..............................................................................        510,000           522,174
    Pomona PFAR, Refunding, Series P, 5.75%, 10/01/15 .............................................      6,490,000         6,817,421
    Pomona RDA, Tax Allocation, Southwest Pomona Redevelopment Project, ETM, 11.45%,
     1/01/07 ......................................................................................      5,755,000         6,400,826
    Port Hueneme RDA, Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 .....................      2,725,000         2,759,308
    Port of Oakland Revenue,
      Series J, MBIA Insured, 5.50%, 11/01/26 .....................................................      7,000,000         7,481,250
      Series L, FGIC Insured, 5.375%, 11/01/27 ....................................................      5,000,000         5,231,200
    Porterville COP, Infrastructure Financing Project, AMBAC Insured, 5.00%, 7/01/28 ..............     10,430,000        10,637,557
    Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
      5.875%, 8/01/15 .............................................................................      6,250,000         6,597,563
      6.00%, 8/01/20 ..............................................................................      5,400,000         5,668,488
      6.00%, 8/01/28 ..............................................................................     15,000,000        15,745,800
    Poway USD, GO, MBIA Insured, 5.00%, 8/01/27 ...................................................      5,020,000         5,152,930
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.125%, 7/01/31 .............................................................................     95,185,000        96,722,238
      Pre-Refunded, 5.00%, 7/01/27 ................................................................     26,750,000        30,123,978
      Pre-Refunded, 5.125%, 7/01/31 ...............................................................     47,740,000        53,886,048
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series A, MBIA Insured, 5.00%, 7/01/38 ......................................................    116,975,000       119,599,919
      Series B, MBIA Insured, 6.00%, 7/01/31 ......................................................     13,000,000        15,218,450
      Series B, Pre-Refunded, 6.00%, 7/01/39 ......................................................     13,200,000        15,490,860
      Series D, 5.375%, 7/01/36 ...................................................................     45,000,000        46,652,850
      Series D, 5.75%, 7/01/41 ....................................................................     20,000,000        21,918,000
      Series Y, 5.00%, 7/01/36 ....................................................................     63,000,000        63,552,510
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/28 ................................................................     10,000,000        10,235,100
    Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .................     48,000,000        49,731,360
    Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured, 5.00%,
     7/01/28 ......................................................................................     23,250,000        23,842,410
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, Cogen Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ............................      6,800,000         7,305,988
    Puerto Rico PBA Revenue Guaranteed, Government Facilities, Series D,
      5.375%, 7/01/33 .............................................................................     26,510,000        27,483,712
      Pre-Refunded, 5.375%, 7/01/33 ...............................................................     73,490,000        83,557,395


                                                          Semiannual Report | 35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONT.)
      BONDS (CONT.)
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
      5.50%, 8/01/29 ..............................................................................   $ 35,760,000   $    37,490,069
      Pre-Refunded, 5.50%, 8/01/29 ................................................................    104,235,000       119,038,455
      Pre-Refunded, 5.75%, 8/01/30 ................................................................     50,000,000        54,220,500
    Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project, Set-Aside Housing,
     MBIA Insured, 5.25%, 9/01/21 .................................................................      8,330,000         8,756,913
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
     5.625%, 7/01/34 ..............................................................................     10,000,000        10,289,900
    Redlands USD, COP, Series A, FSA Insured,
      6.15%, 9/01/11 ..............................................................................        420,000           421,428
      6.25%, 9/01/27 ..............................................................................      4,160,000         4,174,352
    Redondo Beach PFAR, Wastewater System Financing Project, Series A, MBIA Insured, 5.00%,
     5/01/34 ......................................................................................      5,060,000         5,152,294
    Rialto COP, FSA Insured, 5.75%, 2/01/22 .......................................................      2,715,000         2,976,373
    Richmond Joint Powers Financing Authority Revenue, Lease, Series A, MBIA Insured, 5.00%,
      2/01/26 .....................................................................................      6,500,000         6,647,485
      2/01/31 .....................................................................................      7,000,000         7,063,560
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
     Series A, 6.50%, 6/01/12 .....................................................................     20,125,000        23,674,648
    Riverside County COP,
      Family Law Court Project, MBIA Insured, 5.75%, 11/01/27 .....................................      5,295,000         5,810,892
      Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 .........................................      6,000,000         6,615,780
    Riverside County Flood Control and Water Conservation District Elsinore Valley AD, Zone 3,
     7.875%,
      9/01/05 .....................................................................................        190,000           200,298
      9/01/06 .....................................................................................        205,000           227,035
      9/01/07 .....................................................................................        225,000           259,162
      9/01/08 .....................................................................................        240,000           286,918
      9/01/09 .....................................................................................        260,000           317,408
      9/01/10 .....................................................................................        280,000           345,674
      9/01/11 .....................................................................................        305,000           385,572
      9/01/12 .....................................................................................        325,000           415,457
      9/01/13 .....................................................................................        350,000           453,803
      9/01/14 .....................................................................................        380,000           500,536
      9/01/15 .....................................................................................        410,000           544,127
      9/01/16 .....................................................................................        440,000           591,734
      9/01/17 .....................................................................................        475,000           636,747
    Riverside County PFA,
      COP, 5.75%, 5/15/19 .........................................................................      3,500,000         3,574,935
      COP, 5.80%, 5/15/29 .........................................................................     14,230,000        14,486,709
      Tax Allocation Revenue, Redevelopment Projects, Series A, 5.625%, 10/01/33 ..................     11,225,000        11,492,043
    Riverside County RDA, Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
      5.00%, 10/01/28 .............................................................................     14,035,000        14,340,682
      5.125%, 10/01/35 ............................................................................     17,035,000        17,460,194
    Riverside County SFMR,
      Series A, GNMA Secured, 7.20%, 10/01/24 .....................................................        170,000           174,925
      Series B, GNMA Secured, 7.60%, 11/01/19 .....................................................         35,000            36,109
    Rohnert Park HFAR, Rancho Feliz Mobile Home Park, FSA Insured, Pre-Refunded, 5.375%,
     12/01/26 .....................................................................................      8,380,000         8,908,108


36 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Roseville 1915 Act,
      North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/05 ........................   $    150,000   $       154,200
      North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/06 ........................        160,000           166,762
      North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/07 ........................        180,000           187,123
      North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/08 ........................        190,000           197,551
      North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/09 ........................        160,000           166,251
      Rocky Ridge Harding District No. 88-4, Refunding, 8.20%, 9/02/05 ............................        320,000           328,960
    Roseville Electric System Revenue COP, FSA Insured, 5.00%,
      2/01/29 .....................................................................................     10,000,000        10,208,500
      2/01/34 .....................................................................................     17,000,000        17,303,110
    Sacramento 1915 Act, Special Assessment, North Natomas AD No. 88-3,
      8.20%, 9/02/10 ..............................................................................        760,000           787,641
      8.20%, 9/02/11 ..............................................................................      1,685,000         1,745,525
      8.25%, 9/02/12 ..............................................................................      2,180,000         2,258,088
      8.25%, 9/02/13 ..............................................................................      2,360,000         2,444,346
      8.25%, 9/02/14 ..............................................................................      2,545,000         2,634,380
    Sacramento City Financing Authority Revenue,
      Capital Improvements, 5.625%, 6/01/30 .......................................................      6,000,000         6,435,900
      Capital Improvement, AMBAC Insured, 5.00%, 12/01/33 .........................................      7,520,000         7,680,176
      Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 ...............................     26,250,000        26,678,925
      Series 1991, 6.60%, 11/01/05 ................................................................      1,300,000         1,305,031
      Series 1991, 6.70%, 11/01/11 ................................................................        920,000           923,625
    Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 .............      5,250,000         5,354,213
    Sacramento County Airport System Revenue, Series A, MBIA Insured, 5.90%, 7/01/24 ..............      6,875,000         7,391,863
    Sacramento County COP, Public Facilities Project,
      Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/19 ....................................     11,000,000        11,220,000
      Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/24 ....................................     29,500,000        30,090,000
    Sacramento County Sanitation District Financing Authority Revenue, AMBAC Insured,
     5.625%, 12/01/30 .............................................................................      5,000,000         5,452,600
    Sacramento MUD, Electric Revenue,
      Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 ...........................................      9,095,000         9,310,642
      Sacramento MUD, Series R, MBIA Insured, 5.00%, 8/15/33 ......................................      4,500,000         4,593,375
      Series J, AMBAC Insured, 5.60%, 8/15/24 .....................................................     10,215,000        11,139,560
      Series N, MBIA Insured, 5.00%, 8/15/28 ......................................................     63,500,000        64,785,240
      Sub. lien, Refunding, 8.00%, 11/15/10 .......................................................     16,110,000        16,183,784
    Sacramento USD, COP, Refunding, MBIA Insured, 5.00%, 3/01/31 ..................................      6,000,000         6,114,900
    Saddleback Valley USD, GO, FSA Insured, 5.00%,
      8/01/27 .....................................................................................      4,680,000         4,815,112
      8/01/29 .....................................................................................      4,335,000         4,446,366
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
     FSA Insured, 5.25%, 9/01/28 ..................................................................      6,800,000         7,082,676
    San Bernardino 1915 Act, Special Assessment, AD No. 961, Refunding, 7.75%,
     9/02/05 ......................................................................................        915,000           928,341
    San Bernardino County COP,
      Medical Center Financing Project, Refunding, 5.00%, 8/01/26 .................................     13,045,000        13,059,871
      Medical Center Financing Project, Series A, MBIA Insured, 5.50%, 8/01/22 ....................     40,830,000        42,626,112
      West Valley Detention Center Project, MBIA Insured, 6.20%, 11/01/25 .........................      9,275,000         9,490,829


                                                          Semiannual Report | 37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    San Bernardino County Housing Authority MFMR,
      Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 ......................................   $  6,920,000   $     7,762,925
      Series A, GNMA Secured, 6.70%, 3/20/43 ......................................................      3,345,000         3,795,605
    San Bernardino County SFMR,
      GNMA Secured, 7.50%, 12/01/07 ...............................................................          5,000             5,116
      GNMA Secured, 7.65%, 6/01/23 ................................................................         25,000            25,219
      Series B, 5.40%, 5/01/25 ....................................................................         55,000            55,255
    San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project, Refunding,
     MBIA Insured, 5.70%, 1/01/23 .................................................................      6,315,000         6,792,225
    San Bernardino Joint Powers Financing Authority Revenue,
      COP, Police Station Financing Project, Pre-Refunded, 6.60%, 4/01/20 .........................      4,715,000         4,976,447
      Tax Allocation, Refunding, Series A, FSA Insured, 5.75%, 10/01/25 ...........................     19,915,000        20,992,601
    San Diego County COP, MBIA Insured, 5.00%, 8/15/28 ............................................     24,000,000        24,425,280
    San Diego County Water Authority Revenue COP, Series A, MBIA Insured, 5.00%,
     5/01/25 ......................................................................................     12,440,000        12,833,228
    San Diego County Water Authority Water Revenue COP, Series A, FSA Insured, 5.00%,
     5/01/34 ......................................................................................    106,705,000       109,255,250
    San Diego Public Facilities Financing Authority Sewer Revenue,
      Series A, FGIC Insured, 5.25%, 5/15/27 ......................................................     21,750,000        22,569,105
      Series B, FGIC Insured, 5.25%, 5/15/22 ......................................................      5,200,000         5,457,868
    San Diego Public Facilities Financing Authority Water Revenue,
      MBIA Insured, 5.00%, 8/01/26 ................................................................     12,210,000        12,502,796
      Subordinated, MBIA Insured, 5.00%, 8/01/32 ..................................................     20,000,000        20,309,200
    San Diego RDA, Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
     11/01/15 .....................................................................................      5,000,000         5,493,400
    San Diego USD, GO,
      Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 ....................................      6,975,000         7,149,166
      Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ....................................     16,000,000        16,380,320
      Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 .....................................     10,000,000        10,248,300
      Series C, FSA Insured, 5.00%, 7/01/26 .......................................................      6,490,000         6,684,051
    San Francisco BART District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/34 ...................     11,790,000        12,691,110
    San Francisco City and County Airport Commission International Airport Revenue,
      Issue 9A, FGIC Insured, 5.90%, 5/01/25 ......................................................     46,415,000        47,952,265
      Issue 12A, Second Series, 5.90%, 5/01/26 ....................................................     45,000,000        46,690,650
      Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ......................................     24,635,000        25,495,501
    San Francisco City and County Airports Commission International Airport Revenue,
      Refunding, Second Series 28A, MBIA Insured, 5.125%, 5/01/32 .................................     26,290,000        26,692,763
      Refunding, Series 28B, MBIA Insured, 5.00%, 5/01/27 .........................................      5,050,000         5,151,859
      Second Series-Issue 23B, FGIC Insured, 5.125%, 5/01/30 ......................................     10,000,000        10,288,800
    San Francisco City and County COP,
      30 Van Ness Avenue Property, Series A, MBIA Insured, 5.00%, 9/01/31 .........................      5,805,000         5,906,413
      San Francisco Courthouse Project, FSA Insured, Pre-Refunded, 5.875%, 4/01/21 ................      2,810,000         2,928,723
    San Francisco City and County RDA,
      Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 ..............................................        315,000           323,319
      Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.65%, 7/01/24 .........................      5,510,000         5,518,926
    San Gabriel Valley Schools Financing Authority Revenue, Pomona USD Financing, 5.80%,
     2/01/26 ......................................................................................      5,150,000         5,235,902


38 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Refunding, Series A, 5.50%, 1/15/28 .........................................................   $247,300,000   $   229,533,968
      Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..........................................     85,500,000        88,476,255
      Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...........................................     21,200,000        21,777,700
      senior lien, 5.00%, 1/01/33 .................................................................     82,040,000        72,657,906
      senior lien, Pre-Refunded, 7.50%, 1/01/09 ...................................................     21,585,000        25,573,692
      senior lien, Pre-Refunded, 7.55%, 1/01/10 ...................................................     10,745,000        12,747,223
      senior lien, Pre-Refunded, 7.60%, 1/01/11 ...................................................     20,935,000        24,868,687
      senior lien, Pre-Refunded, 7.65%, 1/01/12 ...................................................     25,215,000        29,991,982
      senior lien, Pre-Refunded, 7.65%, 1/01/13 ...................................................     27,350,000        32,531,458
      senior lien, Pre-Refunded, 7.70%, 1/01/14 ...................................................      7,470,000         8,896,845
      senior lien, Pre-Refunded, 7.70%, 1/01/15 ...................................................     60,155,000        71,645,207
      San Jose Airport Revenue,
      Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ...........................................     11,000,000        11,149,820
      Series D, MBIA Insured, 5.00%, 3/01/28 ......................................................     10,000,000        10,225,500
    San Jose Financing Authority Lease Revenue,
      Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 ...............................     46,400,000        47,343,312
      MBIA Insured, 5.00%, 9/01/21 ................................................................     14,045,000        14,652,025
      MBIA Insured, 5.00%, 9/01/22 ................................................................     14,730,000        15,286,352
    San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
     AMBAC Insured, 5.00%, 9/01/24 ................................................................      5,000,000         5,152,750
    San Jose GO,
      Library Parks and Public Safety Project, MBIA Insured, 5.00%, 9/01/34 .......................     15,820,000        16,149,847
      Library Parks and Public Safety Projects, 5.00%, 9/01/28 ....................................     11,600,000        11,865,524
    San Jose RDA,
      MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ...............................      7,110,000         7,315,835
      Tax Allocation, Housing Set-Aside Merged Area, Series E, MBIA Insured, 5.85%,
       8/01/27 ....................................................................................      7,325,000         7,838,190
      Tax Allocation, Merged Area Redevelopment Project, 5.25%, 8/01/29 ...........................      9,860,000        10,097,429
      Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 5.00%,
       8/01/31 ....................................................................................      2,000,000         2,029,800
      Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 .............     35,235,000        35,717,367
      Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.625%, 8/01/28 ............     24,135,000        26,040,217
      Tax Allocation, Merged Area Redevelopment Project, Refunding, MBIA Insured,
       5.00%, 8/01/20 .............................................................................     12,245,000        12,474,961
    San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
      8/01/24 .....................................................................................      9,200,000         9,542,884
      8/01/27 .....................................................................................      9,150,000         9,369,417
    San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 ........................      4,000,000         4,064,000
    San Leandro RDA, RMR, Pre-Refunded, 11.25%, 4/01/13 ...........................................         55,000            55,000
    San Marcos PFAR, Series A, 6.25%, 9/02/22 .....................................................     15,000,000        17,742,750
    San Marcos Public Facilities Authority Revenue,
      Refunding, 5.80%, 9/01/18 ...................................................................      4,750,000         5,050,723
      Senior Tax Increment Project Area-3-A, MBIA Insured, 5.75%, 10/01/29 ........................      5,340,000         5,926,599
      Senior Tax Increment Project Area-3-A, MBIA Insured, 5.80%, 10/01/30 ........................      8,035,000         8,907,039
    San Marcos USD, School Facilities ID No. 1, AMBAC Insured, Pre-Refunded, 5.80%,
     11/01/14 .....................................................................................      5,000,000         5,512,150


                                                          Semiannual Report | 39

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
     Series A, FSA Insured, 5.00%, 7/15/29 ........................................................   $ 13,000,000   $    13,245,830
    San Mateo RDA, Tax Allocation,
      5.60%, 8/01/25 ..............................................................................     10,185,000        10,682,537
      Merged Area, Series A, 5.70%, 8/01/27 .......................................................      6,330,000         6,652,514
    San Mateo UHSD, GO, Election of 2000, Series A, FGIC Insured, 5.00%, 9/01/25 ..................     13,865,000        15,628,628
    San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 .............      3,500,000         3,594,955
    San Ramon PFA, Tax Allocation Revenue, MBIA Insured, 5.30%, 2/01/28 ...........................     18,360,000        19,328,123
    San Ramon Valley USD, GO, Election of 2002, FSA Insured, 5.40%, 3/01/28 .......................     27,410,000        29,188,087
    Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20 ...........      5,320,000         5,146,728
    Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
     Replacement Project, Series A, AMBAC Insured, Pre-Refunded, 6.75%, 11/15/20 ..................     13,000,000        13,340,080
    Santa Clara Housing Authority MFHR,
      Arastradero Park Apartments Project, Series A, GNMA Secured, 6.65%, 5/20/35 .................      6,465,000         6,662,829
      Elana Gardens Apartments Project, Series A, GNMA Secured, 6.40%, 6/20/35 ....................      5,625,000         5,753,419
      Sierra Vista I Apartments Project, Series A, GNMA Secured, 6.65%, 6/20/35 ...................      3,860,000         3,983,443
    Santa Clara USD, COP, 5.375%, 7/01/31 .........................................................      7,575,000         7,878,000
    Santa Clarita COP, Refunding, MBIA Insured, 5.00%, 10/01/21 ...................................      5,105,000         5,256,210
    Santa Cruz County Housing Authority MFHR, Series B, FNMA Insured, 7.75%, 7/01/23 ..............      1,445,000         1,447,933
    Santa Margarita Water District Special Tax, Community Facilities District No. 99-1, 6.00%,
     9/01/30 ......................................................................................      9,000,000         9,153,270
    Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 ..........................        480,000           481,834
    Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%,
     8/01/27 ......................................................................................     21,000,000        22,542,030
    Santa Monica RDA, Tax Allocation, Earthquake Recovery Redevelopment Project, AMBAC
     Insured, 6.00%, 7/01/29 ......................................................................     13,110,000        14,731,838
    Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
     Project, Series A,
      5.95%, 1/01/11 ..............................................................................      1,880,000         2,025,230
      6.05%, 1/01/17 ..............................................................................      5,135,000         5,552,065
    Simi Valley USD, GO, Election 2004, Series A, MBIA Insured, 5.00%, 8/01/26 ....................      6,000,000         6,197,160
    Solano County COP, GO, MBIA Insured, 5.00%, 11/01/32 ..........................................     24,665,000        25,056,927
    South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
     5.00%, 10/01/32 ..............................................................................      6,475,000         6,587,536
    Southern California HFA, SFMR,
      GNMA Secured, 7.625%, 10/01/22 ..............................................................        150,000           150,000
      Series A, GNMA Secured, 6.75%, 9/01/22 ......................................................         30,000            30,055
    Southern California Public Power Authority Power Project Revenue,
      6.75%, 7/01/13 ..............................................................................     10,000,000        12,217,100
      Multi-Purpose Projects, 6.00%, 7/01/18 ......................................................     29,645,000        29,758,244
    Southern California Public Power Authority Project Revenue, Magnolia Power Project,
     Series A, AMBAC Insured, 5.00%, 7/01/36 ......................................................     15,800,000        16,124,058
    Southern California Public Power Authority Transmission Project Revenue, Southern
     Transmission Project, 6.125%, 7/01/18 ........................................................      1,135,000         1,139,404
    Stockton COP, Essential Services Building Parking Facility,
      5.875%, 8/01/23 .............................................................................      2,295,000         2,464,256
      6.00%, 8/01/31 ..............................................................................      6,585,000         7,032,056
    Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
     FSA Insured, 5.95%, 7/01/17 ..................................................................      5,095,000         5,729,480


40 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Stockton Revenue COP, Wastewater System Project, Series A, MBIA Insured, 5.20%,
     9/01/29 ......................................................................................   $ 19,160,000   $    20,029,864
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 .....................      9,110,000         9,465,654
    Stockton USD, GO,
      Election 2000, Series 2004, MBIA Insured, 5.00%, 1/01/27 ....................................      5,030,000         5,155,901
      MBIA Insured, 5.00%, 1/01/28 ................................................................      5,335,000         5,461,226
    Sweetwater UHSD, COP, FSA Insured, 5.00%, 9/01/27 .............................................      7,840,000         8,036,706
    Tahoe Forest Hospital District Revenue, Series A, 5.90%, 7/01/29 ..............................      7,990,000         8,230,579
    Temecula Valley USD, GO, Series E, FSA Insured, Pre-Refunded, 6.35%, 9/01/19 ..................      5,460,000         5,809,058
    Thousand Oaks RDA, MFR, The Shadows Apartments, Refunding, Series A, FNMA Insured,
     5.75%, 11/01/27 ..............................................................................      7,445,000         7,729,250
    Thousand Oaks RDA Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding,
     MBIA Insured, 5.375%, 12/01/25 ...............................................................     24,485,000        25,398,780
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
     Asset-Backed Bonds, Series B, 5.00%, 6/01/28 .................................................     17,390,000        14,349,880
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
     Asset-Backed Bonds,
      Senior, Series A, 5.50%, 6/01/36 ............................................................     80,500,000        65,195,340
      Senior, Series A, 5.625%, 6/01/43 ...........................................................    123,165,000        99,966,872
      Subordinate, Series B, 6.00%, 6/01/43 .......................................................     48,435,000        39,560,255
    Tobacco Securitization Authority Tobacco Settlement Revenue, Series A,
      5.25%, 6/01/31 ..............................................................................      6,800,000         5,439,864
      5.375%, 6/01/41 .............................................................................     30,250,000        23,626,763
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%,
     6/01/31 ......................................................................................      4,385,000         4,498,615
    Trabuco Canyon PFA, Special Tax Revenue, Refunding,
      Series A, FSA Insured, 6.00%, 10/01/10 ......................................................     13,775,000        15,636,140
      Series A, FSA Insured, 6.10%, 10/01/15 ......................................................     13,220,000        15,716,465
      Series C, FSA Insured, 6.00%, 7/01/12 .......................................................      3,040,000         3,464,202
      Series C, FSA Insured, 6.10%, 7/01/19 .......................................................      5,215,000         6,349,263
    Tracy CFD Special Tax, No. 98-1 Plan C Properties,
      5.875%, 8/01/23 .............................................................................      6,355,000         6,522,518
      6.00%, 8/01/26 ..............................................................................      8,240,000         8,450,614
    Tracy COP, I-205 Corridor Improvement and Refinancing Project, AMBAC Insured, 5.125%,
     10/01/27 .....................................................................................      5,000,000         5,189,000
    Tri-City Hospital District Revenue, Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ........      5,000,000         5,345,000
    Tri-Dam Power Authority Revenue, Hydroelectric Sand Bar Project, Refunding, 7.50%,
     1/01/17 ......................................................................................     37,480,000        38,063,938
    Tulare Local Health Care District Health Facilities Revenue, 5.20%, 12/01/21 ..................      4,455,000         4,644,649
    Tustin USD, Special Tax, CFD No. 97-1, 6.375%, 9/01/35 ........................................      8,645,000        10,058,458
    Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project,
     AMBAC Insured, 5.75%, 10/01/33 ...............................................................      5,125,000         5,676,860
    University of California Hospital Revenue, UCLA Medical Center, Series A, AMBAC Insured,
     5.00%, 5/15/34 ...............................................................................     10,000,000        10,195,800


                                                          Semiannual Report | 41

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    University of California Revenues,
      Multi-Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/22 ..............................   $ 20,575,000   $    21,192,456
      Multiple Purpose Projects, Series 0, FGIC Insured, 5.00%, 9/01/23 ...........................      9,200,000         9,579,500
      Multiple Purpose Projects, Series O, FGIC Insured, 5.00%, 9/01/26 ...........................     13,430,000        13,799,997
      Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/31 ................................      5,000,000         5,102,150
      Series O, FGIC Insured, 5.25%, 9/01/34 ......................................................     61,235,000        64,029,153
    Upland COP,
      Refunding, Mortgage Insured, 5.50%, 1/01/07 .................................................      4,935,000         5,092,427
      San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ...................................     11,210,000        12,435,029
    Vacaville PFAR, Local Agency, 8.65%, 9/02/18 ..................................................      5,035,000         4,770,511
    Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
     9/01/31 ......................................................................................      5,075,000         5,102,253
    Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .................      2,310,000         2,321,111
    Virgin Islands PFAR, senior lien,
      Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .......................................      7,000,000         7,218,400
      Refunding, Series A, 5.50%, 10/01/14 ........................................................      3,865,000         4,117,153
    Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
     Project Area,
      5.875%, 9/01/37 .............................................................................      5,000,000         5,296,100
      MBIA Insured, 5.50%, 9/01/23 ................................................................     11,810,000        12,405,342
    Vista USD, GO, Series B, FGIC Insured, 5.00%, 8/01/28 .........................................      6,000,000         6,150,180
    Washington Township Hospital District Revenue,
      AMBAC Insured, 5.25%, 7/01/23 ...............................................................      5,000,000         5,047,550
      Health Care District Revenue, 5.25%, 7/01/29 ................................................      6,500,000         6,561,880
    Watsonville Insured Hospital Revenue, Watsonville Community Hospital, Series A, Pre-Refunded,
      6.30%, 7/01/15 ..............................................................................      3,990,000         4,209,929
      6.35%, 7/01/24 ..............................................................................      5,435,000         5,736,588
    West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A,
     AMBAC Insured, 5.50%, 8/01/22 ................................................................      4,000,000         4,309,800
    West Contra Costa USD, GO, Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ...........     11,605,000        11,866,461
    West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 ...................................      6,250,000         6,440,813
    Westlands Water District COP Revenue, MBIA Insured, 5.00%, 9/01/34 ............................     13,500,000        13,732,335
    Westlands Water District Revenue COP, 5.00%, 9/01/26 ..........................................     13,150,000        13,501,237
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
      5.60%, 6/01/22 ..............................................................................     14,285,000        14,735,263
      5.75%, 6/01/31 ..............................................................................     28,000,000        28,918,960
    William S. Hart Joint School Financing Authority Special Tax Revenue, Community Facilities,
     Refunding, FSA Insured, 6.50%, 9/01/14 .......................................................      4,000,000         4,238,440
    William S. Hart UHSD, GO, Series A, MBIA Insured, 5.00%, 9/01/27 ..............................      8,685,000         8,916,976
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured, 5.00%,
      9/01/29 .....................................................................................     10,100,000        10,321,291
      9/01/34 .....................................................................................     12,765,000        13,004,218
                                                                                                                     ---------------
    TOTAL BONDS (COST $10,310,135,819) ............................................................                   10,810,889,521
                                                                                                                     ---------------


42 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS 14.2%
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured,
      10/01/29 ....................................................................................   $ 20,000,000   $     5,230,400
      10/01/30 ....................................................................................     22,000,000         5,425,200
      zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 ...........................................     81,685,000        56,391,240
      zero cpn. to 10/01/12, 5.30% thereafter, 10/01/23 ...........................................     70,015,000        48,100,305
      zero cpn. to 10/01/12, 5.40% thereafter, 10/01/24 ...........................................     43,770,000        29,908,041
      zero cpn. to 10/01/12, 5.45% thereafter, 10/01/25 ...........................................     32,960,000        22,379,181
    Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Projects, Series C,
     FSA Insured,
      9/01/24 .....................................................................................     26,855,000         9,609,793
      9/01/26 .....................................................................................     29,430,000         9,198,641
      9/01/27 .....................................................................................     22,860,000         6,700,723
      9/01/28 .....................................................................................      8,425,000         2,329,849
      9/01/29 .....................................................................................      4,320,000         1,121,170
      9/01/32 .....................................................................................     13,665,000         2,982,113
      9/01/33 .....................................................................................     37,070,000         7,660,145
      9/01/34 .....................................................................................     24,970,000         4,885,880
      3/01/37 .....................................................................................     16,080,000         2,702,244
    Anaheim UHSD, GO, Capital Appreciation, Series A, FSA Insured, 8/01/26 ........................      8,570,000         2,719,261
    Baldwin Park RDA, Tax Allocation, San Gabriel, Refunding, Series A, ETM, 2/01/05 ..............        585,000           582,151
    California Educational Facilities Authority Revenue,
      Loyola Marymount University, MBIA Insured, 10/01/32 .........................................      8,435,000         1,695,772
      Loyola Marymount University, MBIA Insured, 10/01/33 .........................................      8,435,000         1,589,997
      Loyola Marymount University, MBIA Insured, 10/01/34 .........................................      8,435,000         1,490,718
      Loyola Marymount University, MBIA Insured, 10/01/35 .........................................      8,435,000         1,397,679
      Loyola Marymount University, MBIA Insured, 10/01/36 .........................................      8,435,000         1,310,462
      Loyola Marymount University, MBIA Insured, 10/01/37 .........................................      8,435,000         1,228,642
      Loyola Marymount University, MBIA Insured, 10/01/38 .........................................      8,435,000         1,151,968
      Loyola Marymount University, MBIA Insured, 10/01/39 .........................................      8,435,000         1,080,017
      Loyola Marymount University, Refunding, MBIA Insured, 10/01/26 ..............................      7,620,000         2,396,719
      Loyola Marymount University, Refunding, MBIA Insured, 10/01/27 ..............................      7,365,000         2,173,338
      Loyola Marymount University, Refunding, MBIA Insured, 10/01/28 ..............................      4,120,000         1,147,544
      Loyola Marymount University, Refunding, MBIA Insured, 10/01/30 ..............................      5,685,000         1,401,921
      Loyola Marymount University, Refunding, MBIA Insured, 10/01/31 ..............................      7,615,000         1,774,752
      Loyola Marymount University, Refunding, MBIA Insured, 10/01/32 ..............................      7,615,000         1,676,899
      Santa Clara University, AMBAC Insured, 9/01/26 ..............................................      5,800,000         1,832,336
    California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A,
     ETM, 10/01/11 ................................................................................     13,970,000        10,534,218
    California HFAR,
      AMT Home Mortgage, Series K, MBIA Insured, 2/01/33 ..........................................     17,690,000         3,249,299
      Home Mortgage, Capital Appreciation, Series A, 8/01/16 ......................................        575,000           181,407
      Home Mortgage, Series N, AMBAC Insured, 8/01/31 .............................................     20,710,000        15,004,395
      Series G, 8/01/22 ...........................................................................     21,930,000         7,648,526


                                                          Semiannual Report | 43

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    California State GO,
      Principal Eagles II, Series 3, 3/01/09 ......................................................   $  7,500,000   $     6,492,900
      Principal Eagles II, Series 4, 6/01/06 ......................................................     10,000,000         9,619,000
      Principal Eagles II, Series 6, 3/01/09 ......................................................      5,000,000         4,328,600
      Principal M-Raes, Series 8, 4/01/09 .........................................................      9,000,000         7,770,240
    California Statewide CDA Revenue, COP, Insured Hospital, Triad Health Care, Refunding, ETM,
      8/01/09 .....................................................................................      6,450,000         5,531,842
      8/01/10 .....................................................................................      6,745,000         5,530,158
      8/01/11 .....................................................................................      3,115,000         2,446,895
    Campbell USD, Series B, FGIC Insured,
      8/01/20 .....................................................................................      5,000,000         2,353,400
      8/01/21 .....................................................................................      6,280,000         2,781,600
    Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, 11/01/15 ...................      6,810,000         4,288,802
    Contra Costa Home Mortgage Finance Authority HMR,
      Mandatory Sinking Fund 3/01/08, MBIA Insured, Pre-Refunded, 9/01/17 .........................      9,635,000         3,031,749
      Mandatory Sinking Fund 3/01/09, MBIA Insured, Pre-Refunded, 9/01/17 .........................      8,615,000         2,898,172
      Mandatory Sinking Fund 3/01/10, MBIA Insured, Pre-Refunded, 9/01/17 .........................      7,700,000         2,769,767
      Mandatory Sinking Fund 9/01/08, MBIA Insured, Pre-Refunded, 9/01/17 .........................      8,095,000         2,656,698
      Mandatory Sinking Fund 9/01/09, MBIA Insured, Pre-Refunded, 9/01/17 .........................      7,135,000         2,498,534
      Mandatory Sinking Fund 9/01/10, MBIA Insured, Pre-Refunded, 9/01/17 .........................      6,275,000         2,346,725
      MBIA Insured, Pre-Refunded, 9/01/17 .........................................................     10,770,000         3,140,424
    Contra Costa School Financing Authority Revenue, Capital Appreciation, Antioch USD
     Community, Series B, 9/01/07 .................................................................        455,000           398,680
    El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured,
      8/01/16 .....................................................................................      2,050,000         1,139,944
      8/01/22 .....................................................................................     11,485,000         4,419,313
      8/01/27 .....................................................................................     11,495,000         3,269,523
    Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured,
      12/01/19 ....................................................................................      2,775,000         1,310,022
      12/01/20 ....................................................................................      2,765,000         1,234,877
      12/01/21 ....................................................................................      4,195,000         1,761,942
      12/01/22 ....................................................................................      4,195,000         1,663,527
      12/01/23 ....................................................................................      4,195,000         1,565,826
      12/01/24 ....................................................................................      4,200,000         1,469,118
    Foothill De Anza Community College District GO,
      Capital Appreciation, MBIA Insured, 8/01/27 .................................................      5,205,000         1,549,633
      MBIA Insured, 8/01/26 .......................................................................      5,290,000         1,678,517
    Foothill/Eastern Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, 1/15/25 ....................................................     57,000,000        17,206,590
      Capital Appreciation, Refunding, 1/15/30 ....................................................     98,460,000        21,717,322
      Capital Appreciation, Refunding, 1/15/31 ....................................................     14,635,000         3,025,201
      Capital Appreciation, Refunding, 1/15/34 ....................................................    100,000,000        17,266,000
      Capital Appreciation, Refunding, 1/15/36 ....................................................    182,160,000        27,812,189
      Capital Appreciation, Refunding, 1/15/38 ....................................................    160,560,000        21,598,531
      Capital Appreciation, Refunding, MBIA Insured, 1/15/21 ......................................     51,180,000        19,724,260
      Capital Appreciation, Refunding, MBIA Insured, 1/15/37 ......................................    170,615,000        24,529,319
      Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 ............     49,500,000        38,776,815


44 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    Foothill/Eastern Corridor Agency Toll Road Revenue (cont.)
      Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27 ...........   $ 80,835,000   $    62,880,738
      Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28 ...........     80,500,000        62,432,580
      Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29 ...........    112,230,000        86,867,142
      Capital Appreciation, senior lien, Series A, ETM, 1/01/22 ...................................     30,835,000        13,634,929
      Capital Appreciation, senior lien, Series A, ETM, 1/01/23 ...................................      5,765,000         2,392,706
      Capital Appreciation, senior lien, Series A, ETM, 1/01/24 ...................................     72,045,000        28,069,452
      Capital Appreciation, senior lien, Series A, ETM, 1/01/28 ...................................      2,000,000           610,760
      Convertible Capital Appreciation, Refunding, 1/15/23 ........................................     10,000,000         7,815,300
      Convertible Capital Appreciation, Refunding, 1/15/26 ........................................     30,000,000        23,359,800
      Convertible Capital Appreciation, Refunding, 1/15/32 ........................................    100,000,000        19,467,000
      Convertible Capital Appreciation, Refunding, 1/15/33 ........................................    132,460,000        24,285,216
      Convertible Capital Appreciation, Refunding, 1/15/35 ........................................     20,000,000         3,242,600
      Convertible Capital Appreciation, senior lien, Series A, ETM, zero cpn. to 1/01/05, 7.05%
       thereafter, 1/01/09 ........................................................................     10,000,000        11,451,200
      Convertible Capital Appreciation, senior lien, Series A, Pre-Refunded, zero cpn. to
       1/01/05, 7.15% thereafter, 1/01/14 .........................................................      5,500,000         6,573,050
      senior lien, Series A, ETM, 1/01/25 .........................................................     20,660,000         7,559,287
      senior lien, Series A, ETM, 1/01/26 .........................................................     23,475,000         8,088,781
      senior lien, Series A, ETM, 1/01/27 .........................................................     15,000,000         4,862,700
      senior lien, Series A, ETM, 1/01/29 .........................................................     35,310,000        10,198,234
      senior lien, Series A, Pre-Refunded, 1/01/12 ................................................      8,000,000         9,542,560
    Glendale Community College District GO, FGIC Insured, 8/01/28 .................................     15,000,000         4,215,300
    Huntington Beach City and School District, Capital Appreciation, Election 2002, Series A,
     FGIC Insured, 8/01/28 ........................................................................     10,005,000         2,811,605
    Lodi Electric Systems Revenue COP, Capital Appreciation Bond, Series B, MBIA Insured,
     1/15/19 ......................................................................................      6,360,000         3,098,910
    Los Angeles Convention and Exhibition Center Authority COP, Series 1985, ETM,
     12/01/05 .....................................................................................     26,750,000        26,195,740
    Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
     FGIC Insured,
      8/01/21 .....................................................................................      9,660,000         4,278,704
      8/01/23 .....................................................................................     10,815,000         4,191,353
      5/01/27 .....................................................................................     12,770,000         3,852,581
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured,
      8/01/27 .....................................................................................      6,315,000         1,859,325
      8/01/28 .....................................................................................      6,625,000         1,840,293
    New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, 8/01/23 ......................     14,700,000         5,491,773
    Palmdale CRDA, Tax Allocation, Merged Project, sub. lien, AMBAC Insured, zero cpn. to
     12/01/04, 5.50% thereafter, 12/01/29 .........................................................      3,255,000         3,347,247
    Pasadena Special Tax CFD, No. 1 Civic Center West, Pre-Refunded, 12/01/17 .....................      4,090,000         1,816,492
    Perris SFMR, Series A, GNMA Secured, ETM, 6/01/23 .............................................     19,095,000         7,422,036
    Rancho Water District Financing Authority Revenue, AMBAC Insured,
      8/15/16 .....................................................................................      8,605,000         5,117,307
      8/15/17 .....................................................................................     13,605,000         7,627,915
      8/15/18 .....................................................................................     13,605,000         7,194,188
    Rialto USD, GO, Series A, FGIC Insured, 6/01/19 ...............................................     13,985,000         7,048,720


                                                          Semiannual Report | 45

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
     MBIA Insured,
      6/01/23 .....................................................................................   $ 14,160,000   $     5,434,325
      6/01/24 .....................................................................................     13,005,000         4,669,185
    Riverside County Board of Education COP, Capital Appreciation Financing Projects, Series A,
     ETM, 11/01/05 ................................................................................        585,000           558,862
    Riverside County SFMR, Capital Appreciation Mortgage,
      Series A, GNMA Secured, ETM, 9/01/14 ........................................................     20,220,000        13,764,967
      Series A, GNMA Secured, ETM, 11/01/20 .......................................................     25,055,000        11,382,236
      Series B, GNMA Secured, ETM, 6/01/23 ........................................................     26,160,000        10,076,309
    Rocklin USD, GO,
      Capital Appreciation, Series A, FGIC Insured, 9/01/08 .......................................      3,660,000         3,298,575
      Capital Appreciation, Series A, FGIC Insured, 9/01/09 .......................................      4,100,000         3,542,769
      Capital Appreciation, Series A, FGIC Insured, 9/01/10 .......................................      4,595,000         3,765,465
      Capital Appreciation, Series A, FGIC Insured, 9/01/11 .......................................      5,145,000         4,007,801
      Capital Appreciation, Series A, FGIC Insured, 9/01/12 .......................................      5,760,000         4,280,717
      Capital Appreciation, Series A, FGIC Insured, 9/01/16 .......................................     33,960,000        20,156,279
      Election of 2002, FGIC Insured, 8/01/25 .....................................................      8,160,000         2,773,666
      Election of 2002, FGIC Insured, 8/01/26 .....................................................      8,695,000         2,758,924
      Election of 2002, FGIC Insured, 8/01/27 .....................................................      9,080,000         2,703,298
      Election of 2002, FGIC Insured, 8/01/28 .....................................................     16,615,000         4,669,147
    Roseville City School District GO, Capital Appreciation, Series A,
      8/01/11 .....................................................................................      3,115,000         2,401,447
      8/01/17 .....................................................................................     30,770,000        16,503,182
    Roseville Joint UHSD, Capital Appreciation, Series A,
      8/01/10 .....................................................................................      1,820,000         1,478,604
      8/01/11 .....................................................................................      1,965,000         1,514,877
      8/01/17 .....................................................................................     18,155,000         9,726,904
    San Diego USD, GO, Capital Appreciation Bond, Series A, FGIC Insured,
      7/01/21 .....................................................................................     12,160,000         5,407,795
      7/01/22 .....................................................................................      8,440,000         3,508,592
      7/01/23 .....................................................................................     11,120,000         4,327,682
    San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     Capital Appreciation,
      7/01/05 .....................................................................................     12,820,000        12,634,751
      7/01/06 .....................................................................................     11,320,000        10,846,937
      7/01/07 .....................................................................................      4,570,000         4,257,823
      7/01/08 .....................................................................................      7,785,000         7,008,524
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
      ETM, 1/01/25 ................................................................................      5,700,000         2,085,573
      ETM, 1/01/28 ................................................................................     33,545,000        10,243,972
      ETM, 1/01/29 ................................................................................     37,050,000        10,700,781
      Refunding, Series A, 1/15/16 ................................................................     19,500,000        16,834,935
      Refunding, Series A, 1/15/17 ................................................................     17,000,000        14,570,360
      Refunding, Series A, 1/15/18 ................................................................     60,000,000        51,240,600
      Refunding, Series A, 1/15/19 ................................................................     57,000,000        48,815,370
      Refunding, Series A, 1/15/20 ................................................................     80,000,000        67,969,600


46 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, (cont.)
      Refunding, Series A, 1/15/22 ................................................................   $ 90,000,000   $    75,721,500
      Refunding, Series A, 1/15/23 ................................................................     80,000,000        66,793,600
      Refunding, Series A, 1/15/24 ................................................................     80,000,000        66,264,800
    San Jose USD, COP, Refunding, FSA Insured,
      1/01/27 .....................................................................................      7,105,000         2,181,803
      1/01/29 .....................................................................................      7,105,000         1,934,407
    San Juan USD, GO, Election of 1998, Series B, MBIA Insured,
      8/01/26 .....................................................................................     15,825,000         5,021,273
      8/01/27 .....................................................................................     18,605,000         5,539,081
      8/01/28 .....................................................................................     19,470,000         5,471,459
    San Mateo UHSD, GO, Capital Appreciation Election of 2000, Series B, FGIC Insured,
     9/01/22 ......................................................................................      5,000,000         2,061,450
    Southern California Public Power Authority Power Project Revenue, Refunding, Series A,
     AMBAC Insured, ETM,
      7/01/11 .....................................................................................     12,000,000         9,561,120
      7/01/12 .....................................................................................     16,890,000        12,863,593
      7/01/13 .....................................................................................     16,000,000        11,643,840
    Stockton East Water District COP,
      1990 Project, Series B, ETM, 4/01/05 ........................................................     28,575,000        84,513,706
      Refunding, Series B, 4/01/16 ................................................................    103,885,000        58,051,977
    Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
     Series A, 10/01/28 ...........................................................................     17,855,000         4,529,992
    Thousand Oaks SFHMR, Capital Appreciation, Series A, GNMA Secured, 9/01/23 ....................         16,000            47,832
                                                                                                                     ---------------
    TOTAL ZERO COUPON BONDS (COST $1,745,201,340) .................................................                    1,864,361,392
                                                                                                                     ---------------
    TOTAL LONG TERM INVESTMENTS (COST $12,055,337,159) ............................................                   12,675,250,913
                                                                                                                     ---------------
    SHORT TERM INVESTMENTS 2.7%
(b) Burbank RDA, MF Revenue, Issue A, Weekly VRDN and Put, 1.65%, 11/01/10 ........................      8,860,000         8,860,000
(b) California Infrastructure and Economic Development Bank Revenue,
     Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured,
      Weekly VRDN and Put, 1.68%, 4/01/08 .........................................................     10,000,000        10,000,000
     Rand Corp., Series B, AMBAC Insured, Daily VRDN and Put, 1.70%, 4/01/42 ......................      4,350,000         4,350,000
(b) California PCFA, PCR, ExxonMobil Project, Refunding, Daily VRDN and Put, 1.62%,
     4/01/17 ......................................................................................      5,900,000         5,900,000
(b) California State Department of Water Resources Power Supply Revenue,
      Series B-3, Daily VRDN and Put, 1.77%, 5/01/22 ..............................................     23,380,000        23,380,000
      Series B-5, Daily VRDN and Put, 1.73%, 5/01/22 ..............................................     20,900,000        20,900,000
      Series B-6, Daily VRDN and Put, 1.73%, 5/01/22 ..............................................     16,100,000        16,100,000
(b) California State Economic Recovery GO, Series C-2, Daily VRDN and Put, 1.73%,
     7/01/23 ......................................................................................     21,900,000        21,900,000
(b) California State Economic Recovery Revenue,
      Series C-5, Daily VRDN and Put, 1.66%, 7/01/23 ..............................................     16,900,000        16,900,000
      Series C-8, Daily VRDN and Put, 1.77%, 7/01/23 ..............................................     11,100,000        11,100,000
(b) California State GO, Series C-1, Weekly VRDN and Put, 1.70%, 5/01/33 ..........................      3,700,000         3,700,000
(b) California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System,
     AMBAC Insured, Daily VRDN and Put, 1.62%, 8/15/27 ............................................      3,600,000         3,600,000
(b) Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 1.68%, 10/15/29 ...........................      5,000,000         5,000,000


                                                          Semiannual Report | 47

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONT.)
(b) Irvine 1915 Act Special Assessment,
      AD No. 00-18, Series A, Daily VRDN and Put, 1.73%, 9/02/26 ..................................   $    400,000   $       400,000
      AD No. 03-19, Series A, Daily VRDN and Put, 1.73%, 9/02/29 ..................................     40,874,000        40,874,000
      AD No. 94-13, Daily VRDN and Put, 1.73%, 9/02/22 ............................................      2,000,000         2,000,000
      AD No. 94-15, Daily VRDN and Put, 1.73%, 9/02/20 ............................................      5,028,000         5,028,000
(b) Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 1.73%,
     8/01/16 ......................................................................................      4,000,000         4,000,000
(b) Irvine Ranch Water District Revenue, Nos. 140, 105, and 250, Daily VRDN and Put, 1.73%,
     4/01/33 ......................................................................................      6,200,000         6,200,000
(b) Irvine USD Special Tax,
      CFD No. 01-1, Daily VRDN and Put, 1.73%, 9/01/38 ............................................      4,600,000         4,600,000
      CFD No. 03-1, Daily VRDN and Put, 1.73%, 9/01/39 ............................................     11,000,000        11,000,000
(b) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily
     VRDN and Put, 1.73%, 7/01/35 .................................................................     11,600,000        11,600,000
(b) Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 1.73%, 7/01/35 ...................................     46,450,000        46,450,000
      Refunding, Series B-3, Daily VRDN and Put, 1.73%, 7/01/35 ...................................        100,000           100,000
      Series C-2, Daily VRDN and Put, 1.65%, 7/01/36 ..............................................     41,500,000        41,500,000
(b) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
      Series A, Weekly VRDN and Put, 1.76%, 10/01/26 ..............................................        400,000           400,000
      Series B, Weekly VRDN and Put, 1.76%, 10/01/26 ..............................................      1,100,000         1,100,000
      Series C, Daily VRDN and Put, 1.76%, 10/01/26 ...............................................     11,750,000        11,750,000
(b) Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 1.73%, 8/01/29 ................................................     14,600,000        14,600,000
      Series B, Daily VRDN and Put, 1.73%, 8/01/30 ................................................      4,400,000         4,400,000
(b) Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, 1.59%, 12/01/15 ...........................................        300,000           300,000
                                                                                                                     ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $357,992,000) ..............................................                      357,992,000
                                                                                                                     ---------------
    TOTAL INVESTMENTS (COST $12,413,329,159) 99.3% ................................................                   13,033,242,913
    OTHER ASSETS, LESS LIABILITIES .7% ............................................................                       95,528,253
                                                                                                                     ---------------
    NET ASSETS 100.0% .............................................................................                  $13,128,771,166
                                                                                                                     ===============

(a)   See Note 6 regarding defaulted securities.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


48 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004 (UNAUDITED)

GLOSSARY OF TERMS

1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
BART      - Bay Area Rapid Transit
CDA       - Community Development Authority/Agency
CFD       - Community Facilities District
CHFCLP    - California Health Facilities Construction Loan Program
COP       - Certificate of Participation
CRDA      - Community Redevelopment Authority/Agency
CSAC      - County Supervisors Association of California
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority/Agency Revenue
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDR       - Industrial Development Revenue
LLC       - Limited Liability Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage-Backed Securities
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
MUD       - Municipal Utility District
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
PFAR      - Public Financing Authority Revenue
RDA       - Redevelopment Authority/Agency
RDAR      - Redevelopment Agency Revenue
RMR       - Residential Mortgage Revenue
SFHMR     - Single Family Home Mortgage Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
UHSD      - Unified/Union High School District
USD       - Unified/Union School District
VRDN      - Variable Rate Demand Notes


                                                          Semiannual Report | 49

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (unaudited)

Assets:
 Investments in securities:
  Cost ......................................................   $12,413,329,159
                                                                ===============
  Value .....................................................    13,033,242,913
 Cash .......................................................            55,074
 Receivables:
  Capital shares sold .......................................        10,443,793
  Interest ..................................................       152,684,025
                                                                ---------------
      Total assets ..........................................    13,196,425,805
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased ...........................        42,800,000
  Capital shares redeemed ...................................        16,005,299
  Affiliates ................................................         8,012,800
 Other liabilities ..........................................           836,540
                                                                ---------------
      Total liabilities .....................................        67,654,639
                                                                ---------------
        Net assets, at value ................................   $13,128,771,166
                                                                ===============
Net assets consist of:
 Undistributed net investment income ........................   $    29,584,208
 Net unrealized appreciation (depreciation) .................       619,913,754
 Accumulated net realized gain (loss) .......................         6,895,075
   Capital shares ...........................................    12,472,378,129
                                                                ---------------
                Net assets, at value ........................   $13,128,771,166
                                                                ===============


50 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2004 (unaudited)

CLASS A:
 Net assets, at value ...........................................................     $12,232,550,057
                                                                                      ===============
 Shares outstanding .............................................................       1,692,231,846
                                                                                      ===============
 Net asset value per share(a) ...................................................     $          7.23
                                                                                      ===============
 Maximum offering price per share (net asset value per share / 95.75%) ..........     $          7.55
                                                                                      ===============
CLASS B:
 Net assets, at value ...........................................................     $   365,774,121
                                                                                      ===============
 Shares outstanding .............................................................          50,648,872
                                                                                      ===============
 Net asset value and maximum offering price per share(a) ........................     $          7.22
                                                                                      ===============
CLASS C:
 Net assets, at value ...........................................................     $   489,983,937
                                                                                      ===============
 Shares outstanding .............................................................          67,872,070
                                                                                      ===============
 Net asset value and maximum offering price per share(a) ........................     $          7.22
                                                                                      ===============
ADVISOR CLASS:
 Net assets, at value ...........................................................     $    40,463,051
                                                                                      ===============
 Shares outstanding .............................................................           5,602,737
                                                                                      ===============
 Net asset value and maximum offering price per share(b) ........................     $          7.22
                                                                                      ===============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

(b) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the six months ended September 30, 2004 (unaudited)

Investment income:
 Interest .......................................................................   $ 351,325,059
                                                                                    --------------
Expenses:
 Management fees (Note 3) .......................................................      29,258,053
 Distribution fees (Note 3)
  Class A .......................................................................       5,144,861
  Class B .......................................................................       1,198,741
  Class C .......................................................................       1,601,975
 Transfer agent fees (Note 3) ...................................................       2,070,172
 Custodian fees .................................................................          84,507
 Reports to shareholders ........................................................         152,989
 Registration and filing fees ...................................................          42,948
 Professional fees ..............................................................         155,845
 Directors' fees and expenses ...................................................          50,778
 Other ..........................................................................         634,633
                                                                                    --------------
      Total expenses ............................................................      40,395,502
                                                                                    --------------
        Net investment income ...................................................     310,929,557
                                                                                    --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ......................................       7,371,021
 Net change in unrealized appreciation (depreciation) on investments ............    (191,200,597)
                                                                                    --------------
Net realized and unrealized gain (loss) .........................................    (183,829,576)
                                                                                    --------------
Net increase (decrease) in net assets resulting from operations .................   $ 127,099,981
                                                                                    ==============


52 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended September 30, 2004 (unaudited) and the year ended March 31, 2004

                                                                                          ------------------------------------------
                                                                                           Six Months Ended            Year Ended
                                                                                          September 30, 2004         March 31, 2004
                                                                                          ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................       $    310,929,557        $    662,044,018
  Net realized gain (loss) from investments ........................................              7,371,021              23,381,998
  Net change in unrealized appreciation (depreciation) on investments ..............           (191,200,597)            111,285,142
                                                                                           -----------------------------------------
      Net increase (decrease) in net assets resulting from operations ..............            127,099,981             796,711,158
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................................................           (290,027,316)           (616,776,726)
   Class B .........................................................................             (7,778,983)            (16,687,880)
   Class C .........................................................................            (10,377,528)            (22,281,616)
   Advisor Class ...................................................................               (486,218)               (629,884)
                                                                                           -----------------------------------------
 Total distributions to shareholders ...............................................           (308,670,045)           (656,376,106)
 Capital share transactions: (Note 2)
   Class A .........................................................................           (383,240,242)           (722,905,153)
   Class B .........................................................................            (23,489,263)            (11,139,146)
   Class C .........................................................................            (26,205,740)            (19,961,144)
   Advisor Class ...................................................................             26,083,130               3,753,127
                                                                                           -----------------------------------------
 Total capital share transactions ..................................................           (406,852,115)           (750,252,316)
 Redemption fees ...................................................................                  9,210                      --
                                                                                           -----------------------------------------
      Net increase (decrease) in net assets ........................................           (588,412,969)           (609,917,264)
Net assets:
 Beginning of period ...............................................................         13,717,184,135          14,327,101,399
                                                                                           -----------------------------------------
 End of period .....................................................................       $ 13,128,771,166        $ 13,717,184,135
                                                                                           =========================================
Undistributed net investment income included in net assets:
 End of period .....................................................................       $     29,584,208        $     27,324,696
                                                                                           =========================================


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal and California State personal income taxes. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market. The Fund utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Directors. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, but prior to 4 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


54 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. Redemption Fees

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statement of Changes in Net Assets.

f. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2004, there were five billion shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       -----------------------------------------------------------------------------
                                                                SIX MONTH ENDED                             YEAR ENDED
                                                              SEPTEMBER 30, 2004                          MARCH 31, 2004
                                                       -----------------------------------------------------------------------------
                                                          SHARES               AMOUNT              SHARES                AMOUNT
                                                       -----------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...................................         56,101,527        $ 398,426,721         118,710,830        $   857,323,376
 Shares issued in reinvestment
  of distributions .............................         21,798,664          154,959,635          43,200,441            310,542,600
 Shares redeemed ...............................       (132,183,041)        (936,626,598)       (262,594,458)        (1,890,771,129)
                                                       -----------------------------------------------------------------------------
 Net increase (decrease) .......................        (54,282,850)       $(383,240,242)       (100,683,187)       $  (722,905,153)
                                                       =============================================================================
CLASS B SHARES:
 Shares sold ...................................          1,208,190        $   8,571,720           6,060,165        $    43,780,416
 Shares issued in reinvestment
  of distributions .............................            724,284            5,145,120           1,557,633             11,186,777
 Shares redeemed ...............................         (5,259,447)         (37,206,103)         (9,223,001)           (66,106,339)
                                                       -----------------------------------------------------------------------------
 Net increase (decrease) .......................         (3,326,973)       $ (23,489,263)         (1,605,203)       $   (11,139,146)
                                                       =============================================================================
CLASS C SHARES:
 Shares sold ...................................          4,896,992        $  34,821,237          11,843,722        $    85,522,926
 Shares issued in reinvestment
  of distributions .............................            929,220            6,597,509           1,975,710             14,189,306
 Shares redeemed ...............................         (9,566,388)         (67,624,486)        (16,660,496)          (119,673,376)
                                                       -----------------------------------------------------------------------------
 Net increase (decrease) .......................         (3,740,176)       $ (26,205,740)         (2,841,064)       $   (19,961,144)
                                                       =============================================================================


                                                          Semiannual Report | 55

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

2. CAPITAL STOCK (continued)

                                                           -------------------------------------------------------------------------
                                                                   SIX MONTH ENDED                             YEAR ENDED
                                                                 SEPTEMBER 30, 2004                          MARCH 31, 2004
                                                           -------------------------------------------------------------------------
                                                             SHARES              AMOUNT                SHARES              AMOUNT
                                                           -------------------------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold ....................................          4,095,797          $ 29,103,374           1,224,250          $ 8,819,297
 Shares issued in reinvestment
  of distributions ..............................             30,732               218,345              56,897              408,434
 Shares redeemed ................................           (451,341)           (3,238,589)           (766,112)          (5,474,604)
                                                           -------------------------------------------------------------------------
 Net increase (decrease) ........................          3,675,188          $ 26,083,130             515,035          $ 3,753,127
                                                           =========================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------
ENTITY                                                          AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton/Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

----------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------------
       .625%          First $100 million
       .500%          Over $100 million, up to and including $250 million
       .450%          Over $250 million, up to and including $10 billion
       .440%          Over $10 billion, up to and including $12.5 billion
       .420%          Over $12.5 billion, up to and including $15 billion
       .400%          In excess of $15 billion, up to and including $17.5 billion

Fees are further reduced on net assets over $17.5 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.


56 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (continued)

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period:

Sales charges received ........................................         $856,130
Contingent deferred sales charges retained ....................         $483,121

e. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,070,172, of which $1,480,532 was paid to Investor Services.

4. INCOME TAXES

At March 31, 2004, the Fund had tax basis capital losses of $188,012 which may be carried over to offset future capital gains. Such losses will expire in 2012.

At September 30, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ....................................       $ 12,401,420,943
                                                               -----------------
Unrealized appreciation ................................       $    770,167,000
Unrealized depreciation ................................           (138,345,030)
                                                               -----------------
Net unrealized appreciation (depreciation) .............       $    631,821,970
                                                               =================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended September 30, 2004 aggregated $878,655,571 and $1,570,217,829, respectively.

6. DEFAULTED SECURITIES

The Fund held a defaulted security for which the income has been deemed uncollectible. At September 30, 2004, the value of these securities was $23,440,868, representing 0.2% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.


                                                          Semiannual Report | 57

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

On October 25, 2004, the State of Massachusetts filed an administrative complaint against Franklin Resources, Inc. ("FRI") alleging a violation of the Massachusetts Uniform Securities law (the "Act") in connection with having filed on September 20, 2004, an allegedly false and misleading report on Form 8-K with the SEC. The Massachusetts administrative complaint seeks an order calling for FRI to cease and desist from further violations of the Act and to pay an administrative fine in an amount to be determined.

FRI's SEC filing of September 20, 2004 described the settlement consent order with the State of Massachusetts and reported while "Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in the best interest of the Company and its funds' shareholders to settle this issue now and move forward." The October 25, 2004 State of Massachusetts administrative complaint alleges that this description of the settlement consent order was materially false and misleading under Massachusetts law. FRI's management disagrees with the allegation made in this administrative complaint and continues to believe that the description of the terms of the settlement consent order issued by the State of Massachusetts is neither false nor misleading.


58 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

7. REGULATORY MATTERS (continued)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.


                                                          Semiannual Report | 59

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

7. REGULATORY MATTERS (continued)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


60 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 61
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LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II(1)
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5), (6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5), (7)
Franklin Money Fund(5), (6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(8)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(5), (6)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust(11)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(7) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(8) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(9)   Portfolio of insured municipal securities.

(10) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(11) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                         One Franklin Parkway
      INVESTMENTS                                San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 S2004 11/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 29, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    November 29, 2004